As filed with the Securities and Exchange Commission on April 25, 2005

1933 Act File No. 333-123072

1940 Act File No. 811-21724

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 3

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 3

Nicholas-Applegate International &

Premium Strategy Fund

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(212) 739-3369

(Registrant’s Telephone Number, including Area Code)

Newton B. Schott, Jr.

c/o Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☐.

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price[1]	Amount of Registration Fee[2]
Common Shares, par value $.00001	9,500,000 Shares	$25.00	$237,500,000	$27,953.75

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	$ 2.94 of which was previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	, 2005

                     Shares

Nicholas-Applegate International & Premium Strategy Fund
Common Shares

Investment objective. The Fund is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund cannot assure you that it will achieve its investment objective.

Portfolio management strategies. The Fund will pursue its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States. The Fund will also employ a strategy of writing (selling) call options on equity indexes and may also purchase put options on such indexes (the “Index Option Strategy”). The Index Option Strategy is intended to generate current gains from options premiums as a means to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk.

Management of the Fund. Allianz Global Investors Fund Management LLC (the “Manager”) serves as the investment manager of the Fund. The Fund utilizes two sub-advisers affiliated with the Manager to manage different elements of the Fund’s portfolio. Nicholas-Applegate Capital Management LLC (“NACM”) manages the Fund’s international equity portfolio using a quantitative approach to identify companies that the portfolio managers believe are poised to benefit from positive, sustainable change to fundamentals. PEA Capital LLC (“PEA”) implements the Fund’s Index Option Strategy using quantitative and statistical analysis that focuses on relative value and a weighing of risk versus return.

No prior history. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering. The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “NAI.”

(continued on following page)

Before buying any common shares you should read the discussion of the material risks of investing in the Fund in “ Risks” beginning on page 32. Certain of these risks are summarized in “ Prospectus summary—Special Risk Considerations” beginning on page 9.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public		Sales load		Estimated offering expenses(1)(2)		Proceeds to Fund(2)
Per share		$25.000		$1.125		$0.050		$23.825
Total	$		$		$		$
(1)	The Fund has agreed to pay the underwriters $0.005 per share as partial reimbursement of expenses incurred in the offering. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the partial reimbursement of underwriter expenses) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses. The Manager (not the Fund) will pay certain additional compensation to qualifying underwriters. See “Underwriting.” The Manager (not the Fund) will pay UBS Securities LLC for services provided pursuant to a shareholder servicing agreement between UBS Securities LLC and the Manager. See “Shareholder Servicing Agent, custodian and transfer agent.”
(2)	The underwriters may also purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments, if any. If such option is exercised in full, the price to public, sales load, estimated offering expenses and proceeds to Fund will be $ , $ , $ , and $ , respectively.

UBS Investment Bank		Wachovia Securities
Legg Mason Wood Walker Incorporated	Raymond James	RBC Capital Markets
Wells Fargo Securities	Advest, Inc.	Robert W. Baird & Co.
Ferris, Baker Watts Incorporated	J.J.B. Hilliard, W.L. Lyons, Inc.	Janney Montgomery Scott LLC
KeyBanc Capital Markets	Oppenheimer & Co.	Stifel, Nicolaus & Company Incorporated
Wedbush Morgan Securities, Inc.

The underwriters expect to deliver the common shares to purchasers on or about                     , 2005.

(continued from previous page)

Portfolio contents. The Fund ordinarily will invest principally in common stocks and also may invest in other types of equity securities, such as depositary receipts and preferred stocks. The Fund ordinarily will invest at least 90% of its total assets in securities of companies located outside of the United States. The Fund’s equity investments will ordinarily be focused primarily in companies located in countries represented in the Morgan Stanley Capital International® (MSCI®) Europe Australasia Far East (EAFE®) Index (the “MSCI EAFE Index”), which consists of developed countries, but the Fund has the flexibility to invest up to 15% of its total assets in securities of companies located in developing or “emerging” market countries. The Fund may invest up to 10% of its total assets in securities of companies located in the United States.

The Fund will employ its Index Option Strategy by writing (selling) call options on equity indexes such that the underlying value of the indexes are approximately equal to and do not exceed the value of the Fund’s portfolio of equity securities—i.e., generally approximately 100% of the Fund’s net assets. For these purposes, the Fund treats options on indexes as being written on securities held by the Fund having an aggregate value equal to the face or notional amount of the index subject to the options. The Fund may also (but is not required to) purchase put options on equity indexes in an effort to protect against significant market declines affecting the international equity portfolio. Most of the options written by the Fund will be unlisted or “over-the-counter” options.

In addition, the Fund may (but is not required to) seek to hedge some or all of its exposure to foreign currencies through the use of derivative strategies and/or by arranging to receive index option premiums in U.S. dollars to protect against future fluctuations in foreign currencies in relation to the U.S. dollar. The Fund may also utilize other derivative strategies involving call and put options (other than the Index Option Strategy), futures and forward contracts, swap agreements, short sales and other derivative instruments for investment purposes or in an effort to hedge against market and other risks in the portfolio.

Although it has no current intention to do so, the Fund may in the future determine to issue preferred shares, borrow money or issue debt securities to add leverage to its portfolio, provided that the leverage does not represent more than 38% of the Fund’s total assets at the time of any such issuance. See “Leverage and borrowings.” The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. See “Investment objective and strategies—Portfolio Contents and Other Information—Other derivatives.”

You should read this Prospectus before deciding whether to invest. This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should retain the Prospectus for future reference. As described below, additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is available upon written or oral request and without charge. A Statement of Additional Information, dated                 , 2005, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 60 of this Prospectus. You may obtain a free copy of the Statement of Additional Information or the Fund’s annual or semi-annual reports to shareholders (when they become available), by writing to the Fund at Allianz Global Investors, P.O. Box 9688, Providence, Rhode Island 02940, by calling the following toll-free number: (877) 819-2224, or by reviewing the Fund’s website at www.allianzinvestors.com. The Fund will no longer distribute copies of the Statement of Additional Information upon the closing of the over-allotment to the Common Share offering, typically 45 days from the closing of the initial offering. You may also call the toll-free number above to request other information about the Fund or to make shareholder inquiries. You may also obtain the Fund’s Statement of Additional Information, information incorporated by reference into the Fund’s registration statement and other information regarding the Fund from the SEC’s Web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

Until             , 2005 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE FUND

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. See “The Fund.”

THE OFFERING

The Fund is offering              common shares of beneficial interest, with a par value of $0.00001 per share, at $25.00 per share through a group of underwriters (the “Underwriters”) led by UBS Securities LLC and Wachovia Capital Markets, LLC. The common shares of beneficial interest are called “Common Shares” in the rest of this Prospectus. You must purchase at least 100 Common Shares ($2,500). The Fund has given the Underwriters an option to purchase up to              additional Common Shares to cover orders in excess of              Common Shares. See “Underwriting.” Allianz Global Investors Fund Management LLC (the “Manager”) has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the partial reimbursement of Underwriter expenses of $0.005 per share) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment objective

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund cannot assure you that it will achieve its investment objective.

The Fund will pursue its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States (the “international equity portfolio”). The Fund will also employ a strategy of writing (selling) call options on equity indexes and may also purchase put options on such indexes (the “Index Option Strategy”). The Index Option Strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the holders of the Fund’s Common Shares (the “Common Shareholders”) and to reduce overall portfolio risk. The types of investments that ordinarily will comprise the Fund’s international equity portfolio and the instruments used to implement the Index Option Strategy are summarized under “—Portfolio Contents” below.

The Manager serves as the investment manager of the Fund. The Fund utilizes two sub-advisers affiliated with the Manager (the “Sub-Advisers”) to manage the Fund’s portfolio. Nicholas-Applegate Capital Management LLC (“NACM”) manages the Fund’s international equity portfolio. PEA Capital LLC (“PEA”) implements the Fund’s Index Option Strategy. See “—Sub-Advisers” below. The portfolio management strategies and techniques utilized by each Sub-Adviser are described below.

Portfolio contents

The Fund ordinarily will invest principally in common stocks and also may invest in other types of equity securities, such as depositary receipts and preferred stocks. The Fund ordinarily will invest at least 90% of its total assets in securities of companies located outside of the United States. The Fund intends to focus its investments in equity securities of large capitalization companies, but may also invest in securities of small- and mid-capitalization companies. The Fund’s equity investments will ordinarily be focused in companies located in countries represented in the MSCI EAFE Index, which consists of developed countries, but the Fund has the flexibility to invest up to 15% of its total assets in securities of companies located in developing or “emerging” market countries. The Fund may invest up to 10% of its total assets in securities of companies located in the United States.

The Fund will employ its Index Option Strategy by writing (selling) call options on equity indexes such that the underlying value of the indexes are approximately equal to and do not exceed the value of the Fund’s portfolio of equity securities—i.e., generally approximately 100% of the Fund’s net assets. For these purposes, the Fund treats options on indexes as being written on securities held by the Fund having an aggregate value equal to the face or notional amount of the index subject to the options. Most of the options written by the Fund will be unlisted or “over-the-counter” options. The Fund may also (but is not required to) purchase put options on equity indexes in an effort to protect against significant market declines affecting the international equity portfolio.

In addition, the Fund may (but is not required to) seek to hedge some or all of its exposure to foreign currencies through the use of derivative strategies and/or by arranging to receive index option premiums in U.S. dollars to protect against future fluctuations in foreign currencies in relation to the U.S. dollar.

The Fund may also utilize other derivative strategies involving call and put options (other than the Index Option Strategy), futures and forward contracts, swap agreements, short sales and other derivative instruments for investment purposes or in an effort to hedge against market and other risks in the portfolio.

The Fund may invest without limit in illiquid securities. The Fund may invest up to 10% of its total assets in securities of other closed-end or open-end investment companies, including exchange-traded funds (ETFs).

As a diversified fund, the Fund generally may not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund will not concentrate its investments in a particular “industry” by investing more than 25% of its total assets in that industry. See “How the Fund manages risk—Investment Limitations.” The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

Investment selection strategies

International equity portfolio.    In selecting international equity securities for the Fund, NACM focuses primarily in companies located in countries represented in the MSCI EAFE Index, which consists of developed countries. NACM’s “international systematic” investment approach implements the philosophy of capturing change, sustainability and timeliness in non-U.S. equity markets through a proprietary “Global Equity Model.” As described below, this investment approach uses a quantitative process to make individual security, sector, country and currency selection decisions and to integrate those decisions. NACM’s portfolio managers seek to position the Fund’s international equity portfolio to deliver attractive risk-adjusted returns. NACM believes that this investment process results in a clearly defined buy and sell discipline designed to continually drive the Fund’s international equity portfolio toward more attractive total return opportunities. It should be noted, however, that the Fund’s Index Option Strategy will limit the

Fund’s ability to benefit from the full upside potential of the international equity markets. See “—Index Option Strategy” below.

NACM’s Global Equity Model employs an array of criteria to make individual security, sector, country and currency selection recommendations. The Global Equity Model currently begins with approximately 2,200 non-U.S. stocks located in the countries represented in the MCSI EAFE Index, which consists of developed countries. The following criteria are incorporated in the Global Equity Model and contribute to the overall security selection process:

• Positive Change:	Earnings estimate revisions, analyst rating changes, and currency competitiveness with the U.S. dollar

• Sustainability:	Residual income valuation, relative value, and interest rate differential

• Timeliness:	Price momentum and currency momentum

Based on these factors, the model identifies stocks with the potential to outperform their peers in the market. Investment ideas generated by the Global Equity Model are reviewed by NACM’s portfolio management team to confirm the investment thesis and to construct a portfolio that seeks to maximize risk-adjusted return potential in any market environment. This “alpha confirmation” process attempts to identify material late-breaking news, price movements and other factors that would not yet be reflected in the model forecast. Decisions are implemented using an optimization approach to portfolio construction that incorporates excess return forecasts in conjunction with risk modeling to construct a portfolio that attempts to maximize the expected excess return of the portfolio per unit of active risk.

NACM’s portfolio management team continually monitors the portfolio and the international equity markets for changing conditions, combining both bottom-up and top-down portfolio analysis. NACM’s Global Equity Model, in conjunction with NACM’s risk-controlled approach to portfolio construction, is designed to provide a disciplined approach to consistently drive the portfolio toward stronger investment opportunities. NACM reserves the flexibility to modify and enhance this investment process over time.

Subject to the availability of suitable investment opportunities and subject to the Fund’s limitations, NACM will attempt to diversify broadly the Fund’s international equity investments in an effort to minimize the Fund’s sensitivity to the risks associated with a particular country or geographic region, securities market, issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence.

Index Option Strategy.    In implementing the Fund’s Index Option Strategy, PEA will cause the Fund to “sell” or “write” call options on equity indexes such that the underlying value of the indexes are approximately equal to (and do not exceed) the net asset value of the Fund’s portfolio of international equity securities—i.e., generally approximately 100% of the Fund’s net assets. For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. As described below, the Fund may also purchase put options on equity indexes. The Index Option Strategy is designed to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders and to reduce overall portfolio risk.

Index call options are contracts representing the right to purchase the cash value of an index at a specified price (the “strike price”) at or until a specified future date (the “expiration date”). The Fund will typically utilize index options that are “European style,” meaning that the options may be exercised only on the expiration date; however, the Fund may also sell index options that are “American style,” meaning that the options may be exercised at any time between the date of purchase and the expiration date. For conventional call options, the option’s expiration date can be up to nine months from the date the call option is entered into. Longer-term call options can have expiration dates up to three years from such date. The Fund expects that it normally will write options whose terms to expiration range from two months to one year, although the Fund may write options with both longer and shorter terms. The Fund will not ordinarily write call options or purchase put options on individual equity securities, but may utilize options on exchange-traded funds and other similar instruments designed to correlate with the performance of an equity index or market segment.

As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price on the expiration date, in the case of a European style option, or upon exercise, in the case of the American style option. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PEA may cause the Fund to repurchase an index call option prior to its expiration, extinguishing the Fund’s obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single common stock.

PEA will actively manage the Fund’s index options positions using quantitative and statistical analysis that focuses on relative value and a weighing of risk versus return. In determining which equity index options to utilize, PEA will consider market factors, such as current market levels and volatility, and options-specific factors, such as premium/cost, strike price and time to expiration. PEA will attempt to create a portfolio of equity index call options that is diversified across multiple strike prices and expiration dates.

In pursuing the Index Option Strategy, PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other equity securities held in the Fund’s international equity portfolio. PEA generally will do so by writing call options on major world equity indexes that provide exposure to the stock markets of the various countries represented in the international equity portfolio, in accordance with the relative weighting of each country in the portfolio. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. Examples of indexes upon which the Fund may write options include (but are not limited to) the FTSE 100 Index (U.K.), the DAX Index (Germany), the Hang Seng Index (Hong Kong), the Nikkei Stock Average (Japan), the CAC 40 Index (France), the Mibtel Index (Italy) and the Madrid General Index (Spain). To a lesser extent, PEA may also write options on broader international equity indexes (such as the MSCI EAFE Index), as well as indexes representing industries or sectors represented in the portfolio.

In implementing this strategy, PEA will take into account periodic data provided by NACM with respect to the international equity portfolio, including country weightings (as well as region, industry and sector weightings), net assets and historic volatility, as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by the Fund for its international equity portfolio due to informational barriers in place between NACM and PEA. Therefore, the Index Option Strategy involves significant risk that changes in value of the indexes underlying the Fund’s options positions will not correlate closely with changes in the market value of the international equity securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. See “Risks—Index Options Risk.”

PEA does not intend to write call options on equity indexes when the underlying value of the indexes exceeds the net asset value of the Fund’s international equity portfolio (i.e., write “naked” positions). The Fund will “cover” its written equity index call option positions by segregating liquid assets, including liquid equity securities in the international equity portfolio, in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by holding a call option on the same index as the call written when the strike price of the call held is equal to or less than the strike price of the call written).

The Fund generally will sell index call options that are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money call options are options with a strike price above the current cash value of the index and at-the-money call options are options with a strike price equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund potentially to benefit from appreciation in the equity securities held by the Fund with respect to which the option was written (to the extent correlated with the index) up to the strike price. The Fund generally will write out-of-the-money call options when the strike price is not more than 10% higher than the cash value of the index at the time of sale, although the Fund reserves the flexibility to write index call options that are more out-of-the-money depending upon market conditions and other factors. The Fund also reserves the flexibility to sell index call options that are “in-the-money”—i.e., those with a strike price below the cash value of the index at the time of sale, and will generally limit these to options for which the strike price is not more than 5% lower than the cash value of the index (although the Fund may write index options that are more in-the-money depending upon market conditions and other factors). When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above the strike price of the option), thereby increasing the likelihood that the options could be exercised and that the Fund could be forced to pay the amount of appreciation over the strike price of the option upon expiration.

As part of the Index Option Strategy, in addition to using written call options, the Fund may (but is not required to) purchase put options on equity indexes in an effort to protect against significant market declines affecting the international equity portfolio. As the purchaser of a put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the contract value of the relevant index is below the exercise price of the put option. The Fund ordinarily would realize a gain if (i) the Fund exercises the option when the value of the relevant index has decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its exercise at a price that is higher than its cost. The Fund will generally purchase put options which are “out-of-the-money” (i.e., where the exercise price of the put is less than the contract value of the relevant index), in which case the Fund will not be fully covered against any market declines affecting the international equity portfolio (or a portion thereof depending on the size of the put). Also, similar to risks associated with written call options, a purchased put option may not perform as intended under the Index Option Strategy due to a lack of correlation between changes in the value of the index underlying the put option and changes in the market value of the international equity securities held by the Fund. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The Fund ordinarily will write and purchase unlisted (or “over-the counter”) options, which are not originated and standardized by the Options Clearing Corporation (the “OCC”) or listed and traded on an options exchange (such as the Chicago Board Options Exchange or the International Securities Exchange). Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

LEVERAGE AND BORROWINGS

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund also may enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time of such utilization of leverage. See “Leverage and borrowings.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for Common Shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Risks—Leverage Risk.”

INVESTMENT MANAGER

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000 as a subsidiary successor of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of March 31, 2005, the Manager had approximately $39.3 billion in assets under management. Allianz Global Investors of America L.P. is the direct parent company of Allianz Global Investors U.S. Retail LLC, of which the Manager is a wholly-owned subsidiary. As of March 31, 2005, Allianz Global Investors of America L.P. and its subsidiaries, including NACM and PEA, had approximately $578.2 billion in assets under management.

The Manager has retained its affiliates, NACM and PEA (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), as sub-advisers to manage the Fund’s portfolio investments. See “—Sub-Advisers” below.

SUB-ADVISERS

NACM will serve as the Fund’s Sub-Adviser responsible for managing the Fund’s international equity portfolio. Subject to the supervision of the Manager and pursuant to the terms of its portfolio management agreement, NACM has full investment discretion and makes all determinations with respect to the Fund’s international equity portfolio. NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations and other institutional investors and individuals. As of March 31, 2005, NACM had approximately $14.2 billion in assets under management.

PEA will serve as the Fund’s Sub-Adviser responsible for implementing the Index Option Strategy. Subject to the supervision of the Manager and pursuant to the terms of its portfolio management agreement, PEA has full investment discretion and makes all determinations with respect to the implementation of the Index Option Strategy. PEA is located at 1345 Avenue of the Americas, 50th Floor, New York, New York 10105. PEA provides equity-related advisory services to mutual funds and institutional accounts. As of March 31, 2005, PEA provided asset management services with respect to approximately $4.6 billion in assets, involving discretionary management of portfolio securities ($2.8 billion) and the implementation of options strategies ($1.8 billion).

The Manager (and not the Fund) will pay a portion of the fees it receives from the Fund to the Sub-Advisers in return for their services.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to make quarterly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Distributions are likely to be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains.

The Fund’s quarterly distributions will be made from the Fund’s net investment income (including any dividends from portfolio securities) and net current short-term gains from index option premiums and the sale of portfolio securities. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of the fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a return of capital, which would be tax-free to the holder of the Common Shares, up to the amount of a shareholder’s tax basis in its shares, with any amounts exceeding such basis treated as gain from the sale of shares.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. During periods in which the Index Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of equity securities held in the international equity portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed upon distribution at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year). See “Federal income tax matters.”

Your initial distribution is expected to be declared approximately 60 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend reinvestment plan.” Although it does not now intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income.

The Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”) currently limits the number of times that the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains. If and when the SEC has indicated a willingness to consider and take action on such an application, the Fund would intend to apply for exemptive relief to allow it to distribute long-term capital gains more frequently and, if granted, the Board of Trustees may adopt a policy to regularly include available long-term capital gains in Fund distributions. However, there is no assurance as to whether or when the SEC would be inclined to consider or take favorable action on such an application and any such relief may not be available, if at all, for a considerable period (e.g., several years) after completion of this offering.

LISTING

The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “NAI”. See “Description of shares.”

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

UBS Securities LLC will serve as the Fund’s shareholder servicing agent. State Street Bank and Trust Company will serve as custodian of the Fund’s assets. PFPC Inc. will serve as the Fund’s transfer and dividend disbursement agent. See “Shareholder Servicing Agent, custodian and transfer agent.”

MARKET PRICE OF SHARES

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by levels of dividend payments by the Fund’s portfolio holdings, the timing and success of the Fund’s Index Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), liquidity, call protection, market supply and demand, portfolio credit quality and similar factors relating to the Fund’s portfolio holdings. See “Risks,” “Description of shares” and “Repurchase of Common Shares; conversion to open-end fund” in this Prospectus, and the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund.” The

Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

SPECIAL RISK CONSIDERATIONS

The following describes various principal risks of investing in the Fund. A more detailed description of the risks of investing in the Fund are described under “Risks” in this Prospectus and under “Investment Objective and Policies” in the Fund’s Statement of Additional Information.

No operating history

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market discount risk

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund’s shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering.

Equity securities and related market risk

The Fund will ordinarily invest substantially all of its net assets in common stocks and other equity securities in pursuing its investment objective and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. For instance, the values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity and other securities may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, and may also be affected by the historical and prospective earnings of the issuer and the value of its assets. Equity securities generally have greater price volatility than bonds and other debt securities.

Foreign (non-U.S.) investment risk

The Fund will ordinarily focus its portfolio investments in securities of non-U.S. issuers and securities traded principally on exchanges outside of the U.S. The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies may appear to be unrelated.

Foreign currency risk

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies, and the premiums received by the Fund from its Index Option Strategy as well as dividends received by the Fund from foreign issuers will often be paid in foreign currencies. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse impact of the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. The Fund may (but is not required to) seek to hedge some or all of its exposure to foreign currencies through the use of derivative strategies and/or by causing index option premiums to be converted into U.S. dollars prior to their receipt by the Fund to protect against future fluctuations in foreign currencies in relation to the U.S. dollar. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

Emerging markets risk

The Fund may invest up to 15% of its total assets in securities of issuers that are located in developing or “emerging” market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Earnings risk

The income and gains shareholders receive from the Fund are based primarily on the gains the Fund receives from writing options and selling portfolio securities, as well as dividends it earns from its equity investments, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific country, geographic region, industry or issuer, the issuers of the equity securities held by the Fund may reduce or eliminate the dividends paid on such securities. Because Fund distributions will be paid in U.S. dollars, the level of such distributions may also be adversely affected due to the Fund’s exposure to foreign currencies. See “—Foreign currency risk.” Please see “Distributions” for additional risk information regarding the level, timing and character of the Fund’s distributions.

Index options risk

There are various risks associated with the Fund’s Index Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price under the terms of the contract. Therefore, as the writer of an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, when the Fund writes call options, the Fund retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities comprising the Fund’s international equity portfolio. In doing so, PEA will take into account periodic data provided by NACM with respect to the international equity portfolio, including country weightings (as well as region, industry and sector weightings), net assets and historic volatility, as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by the Fund for its international equity portfolio due to informational barriers in place between NACM and PEA. Therefore, the Index Option Strategy involves significant risk that the changes in value of the indexes underlying the Fund’s options positions will not correlate closely with changes in the market value of the international equity securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. As described below, because the Fund intends to utilize primarily over-the-counter options, its ability to terminate these options will be more limited than with exchange-traded options and may involve enhanced risk that the counterparties to such transactions will not fulfill their obligations. See “—Over-the-counter options risk.”

The Fund’s use of purchased put options on equity indexes involves certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the international equity securities held by the Fund, as well as risks involved with the existence of informational barriers between NACM and PEA. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the contract value of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

Over-the-counter options risk

As described above, the Fund will ordinarily write and purchase unlisted (or “over-the counter”) options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

Listed options risk

To the extent that the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out such an option position. In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write may be affected by options written by other investment advisory clients of the Manager, NACM, PEA or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other derivatives risk

In addition to using index call and put options, PEA may utilize options on behalf of the Fund with respect to exchange traded funds (ETFs) and similar products, which involves many of the risks associated with the use of index options as discussed above. However, PEA will not ordinarily write call options or purchase put options on individual securities on behalf of the Fund. The Fund may otherwise use a variety of derivative instruments for investment as well as hedging or risk management purposes, including purchased call options, written put options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering).

Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, counterparty risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “—Leverage risk” below.

Counterparty risk

The Fund will be subject to credit risk with respect to the counterparties to the options and other derivative contracts sold or purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Tax risk

Call option premiums received by the Fund will generally be recognized upon exercise, lapse or other disposition of the option, and the Fund will generally treat them as short-term capital gain or loss. It is possible that some of the options written by the Fund will be subject to mark-to-market treatment, and gains or losses will be recognized based on the fair market value of such options on October 31 and at the end of the Fund’s taxable year; under this system, 60% of the gains or losses will be treated as long-term and 40% will be treated as short-term capital gains or losses. It is possible that some of the call options and other instruments employed by the Fund (including purchased put options) will give rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of quarterly distributions that will be treated as ordinary income, cannot assure you as to any level of capital gains distributions and cannot assure you as to any ratio of quarterly distributions to capital gain distributions. In addition, there can be no assurance as to the percentage (if any) of the Fund’s distributions that will qualify for taxation to individual shareholders as “qualified dividend income,” and thus be eligible for taxation at favorable rates applicable to long-term capital gains. The portion of the Fund’s quarterly distributions that will be taxed to shareholders at ordinary income tax rates is unknown at this time and cannot be predicted with any certainty, and the Fund will not be managed in an attempt to reduce or minimize Fund distributions that are taxable to shareholders at ordinary income tax rates. Therefore, the Fund should not be viewed as a vehicle designed to maximize after-tax returns. See “Federal income tax matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess would generally be treated as a return of capital, which would be tax-free to the holders of the Common Shares, up to the amount of the shareholder’s tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of such Common Shares. See “Federal income tax matters.”

Management risk

The Fund is subject to management risk because it is an actively managed portfolio. NACM, PEA and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because the Fund has two separate Sub-Advisers managing different strategies on behalf of the Fund. In particular, the Index Option Strategy includes sophisticated investment strategies to be implemented by PEA and there can be no guarantee that these strategies will be successful. As described above under “—Index options risk,” PEA’s ability to implement the Index Option Strategy successfully may be hindered due to informational barriers between

NACM and PEA with respect to specific portfolio holdings and trading data relating to the Fund’s international equity portfolio.

Preferred stock risk

In addition to equity securities risk and credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Leverage risk

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that include, among others, reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time of such utilization of leverage. Leverage creates the likelihood of greater volatility of the net asset value and market price of Common Shares. To the extent that the Fund uses leverage, it may be in danger of failing to maintain the required asset coverage required by the 1940 Act. In order to counteract such an event, or in order to meet its other obligations, the Fund may need to liquidate investments to reduce the Fund’s leverage amount. Such liquidation may result in capital losses and may reduce returns to Common Shareholders.

The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under these transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage would create the opportunity for increased Common Share net income and gains, but also would result in special risks for Common Shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful.

Because the fees received by the Manager and the Sub-Advisers are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and the Sub-Advisers have a financial incentive for the Fund to issue preferred shares or utilize borrowings, which may create a conflict of interest between the Manager and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand.

Liquidity risk

The Fund may invest without limit in securities which are illiquid at the time of investment. The term “illiquid securities” for this purpose is determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when a Sub-Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid for these purposes.

Smaller company risk

The Fund intends to focus its investments in equity securities of large capitalization companies, but may also invest in securities of small- and mid-capitalization companies. The general risks associated with equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit and market risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of small capitalization companies.

Interest rate risk

Interest rate risk is the risk that any debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. During periods of rising interest rates, the average life of certain types of debt securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. Rising interest rates may also have an adverse impact on international and other equity markets, as well as individual issuers. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund’s portfolio will decline in value as market interest rates rise. Any use of leverage by the Fund will tend to increase interest rate risk.

Credit risk

Credit risk is the risk that the issuer or guarantor of a security held by the Fund, or the counterparty to an options or other derivatives contract, repurchase agreement, loan of portfolio securities or similar instrument is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Inflation/deflation risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and counterparties and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market disruption and geopolitical risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Certain affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager, NACM and/or PEA due to their possible affiliations with Allianz AG, the ultimate parent of the Manager, NACM and PEA. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. Such restrictions could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-takeover provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Anti-takeover and other provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

Summary of Fund expenses

The following table shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder transaction expenses
Sales load (as a percentage of offering price)	4.50%
Offering costs borne by the Fund (as a percentage of offering price)	0.20	%(1)
Dividend Reinvestment Plan fees	None	(2)

	Percentage of net assets attributable to Common Shares
Annual expenses
Management fees(3)	1.00%
Other expenses	0.20	%(1)

Total annual expenses	1.20%

(1)	The Fund will pay or reimburse offering expenses estimated at $ from the proceeds of the offering. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the partial reimbursement of underwriter expenses of $0.005 per share) exceed $0.05 per share (0.20% of the offering price). The Manager has agreed to pay all of the Fund’s organizational expenses. The offering costs to be paid or reimbursed by the Fund are not included among the expenses shown in the Annual expenses table. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.
(2)	You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(3)	Although the Fund’s management fees are calculated on total managed assets (in comparison to being calculated on net assets), the Fund’s total managed assets are expected to be the same as its net assets because the Fund has no present intention to utilize leverage and borrowings.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 4,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See “Management of the Fund” and “Dividend reinvestment plan.”

EXAMPLE

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45.00 and estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total annual expenses of 1.20% in years one through ten, and (b) a 5% annual return(1):

1 year	3 years	5 years	10 years
$59	$83	$110	$186

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.

(1)	The example assumes that the estimated Other expenses set forth in the Annual expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The Fund

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on February 24, 2005, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

Use of proceeds

The net proceeds of the offering of Common Shares will be approximately $             (or $             if the Underwriters exercise the overallotment option in full) after payment or reimbursement of the estimated offering costs. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of a partial reimbursement of Underwriter expenses of $0.005 per share) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, or in derivative instruments designed to give the Fund exposure to the types of securities and markets in which it will ordinarily invest while the Sub-Advisers select specific securities and instruments.

Investment objective and strategies

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund cannot assure you that it will achieve its investment objective.

The Fund will pursue its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States (the “international equity portfolio”). The Fund will also employ a strategy of writing (selling) call options on equity indexes and may also purchase put options on such indexes (the “Index Option Strategy”). The Index Option Strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders and to reduce overall portfolio risk. The types of investments that ordinarily will comprise the Fund’s international equity portfolio and the instruments used to implement the Index Option Strategy are summarized under “—Portfolio Contents and Other Information” below.

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” Common Shares. A “majority of the outstanding” shares means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Investment objective and strategies

PORTFOLIO CONTENTS AND OTHER INFORMATION

The Fund ordinarily will invest principally in common stocks and also may invest in other types of equity securities, such as depositary receipts and preferred stocks. The Fund ordinarily will invest at least 90% of its total assets in securities of companies located outside of the United States. The Fund intends to focus its investments in equity securities of large capitalization companies, but may also invest in securities of small- and mid-capitalization companies. The Fund’s equity investments will ordinarily be focused in companies located in countries represented in the MSCI EAFE Index, which consists of developed countries, but the Fund has the flexibility to invest up to 15% of its total assets in securities of companies located in developing or “emerging” market countries. The Fund may invest up to 10% of its total assets in securities of companies located in the United States.

The Fund will employ its Index Option Strategy by writing (selling) call options on equity indexes such that the underlying value of the indexes are approximately equal to and do not exceed the value of the Fund’s portfolio of equity securities—i.e., generally approximately 100% of the Fund’s net assets. For these purposes, the Fund treats options on indexes as being written on securities held by the Fund having an aggregate value equal to the face or notional amount of the index subject to the options. Most of the options written by the Fund will be unlisted or “over-the-counter” options. The Fund may also (but is not required to) purchase put options on equity indexes in an effort to protect against significant market declines affecting the international equity portfolio.

In addition, the Fund may (but is not required to) seek to hedge some or all of its exposure to foreign currencies through the use of derivative strategies and/or by arranging to receive index option premiums in U.S. dollars to protect against future fluctuations in foreign currencies in relation to the U.S. dollar.

The Fund may also utilize other derivative strategies involving call and put options (other than the Index Option Strategy), futures and forward contracts, swap agreements, short sales and other derivative instruments for investment purposes or in an effort to hedge against market and other risks in the portfolio.

The Fund may invest without limit in illiquid securities. The Fund may invest up to 10% of its total assets in securities of other closed-end or open-end investment companies, including exchange-traded funds (ETFs).

Upon NACM’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its investment objective and policies and invest some or all of its assets in investments such as high grade, short-term debt securities. The Fund may not achieve its investment objective when it does so.

The Fund may engage in active and frequent trading of portfolio securities (i.e., portfolio turnover), particularly during periods of volatile market movements. In addition, the Fund’s portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy its obligations under the Index Option Strategy or to realize additional gains to be distributed to shareholders if the Index Option Strategy is unsuccessful. Portfolio turnover involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales also may result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely affect the

Investment objective and strategies

Fund’s after-tax returns to Fund shareholders. Please see “Investment Objective and Policies—Portfolio Trading and Turnover Rate” in the Statement of Additional Information for more information regarding portfolio turnover.

The following provides additional information regarding the types of securities and other instruments in which the Fund ordinarily will invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies” in the Statement of Additional Information.

Common stocks

Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector, though the Fund generally focuses its investments in companies with large market capitalizations. Because the Fund ordinarily will have substantial exposure to common stocks, historical trends indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested primarily in debt securities.

Foreign (non-U.S.) investments

The Fund ordinarily will focus its portfolio investments in securities of non-U.S. issuers, securities traded principally in securities markets outside of the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The Fund will ordinarily invest in foreign equity securities such as common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are foreign currency-denominated receipts similar to ADRs, which are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. The Fund’s foreign investments will ordinarily be focused primarily in companies located in countries represented in the MSCI EAFE Index, which consists of developed countries, but the Fund has the flexibility to invest up to 15% of its total assets in securities of companies located in developing or “emerging” market countries. Please see “Investment Objective and Policies—Foreign (Non-U.S.) Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Foreign currencies and related transactions

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies, and the premiums received by the Fund from its Index Option Strategy as well as dividends received by the Fund from foreign issuers often will be paid in foreign currencies. The Fund may (but is not required to) seek to hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the

Investment objective and strategies

contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund may also attempt to hedge its foreign currency risk by arranging to receive index option premiums in U.S. dollars to protect against future fluctuations in foreign currencies in relation to the U.S. dollar. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Sub-Advisers have the flexibility to engage in such transactions, they may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Sub-Adviser.

Please see “Investment Objective and Policies—Foreign (Non-U.S.) Securities” and “Investment Objective and Policies — Foreign Currencies” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Index call options

Index call options are contracts representing the right to purchase the cash value of an index at a specified price (the “strike price”) at or until a specified future date (the “expiration date”). The Fund will typically utilize index call options that are “European style,” meaning that the options may be exercised only on the expiration date; however, the Fund may also sell index options that are “American style,” meaning that the options may be exercised at any time between the date of purchase and the expiration date. For conventional call options, an option’s expiration date can be up to nine months from the date the call option is entered into. Longer-term call options can have expiration dates up to three years from such date. The Fund expects that it will normally write options whose terms to expiration range from two months to one year, although the Fund may write options with both longer and shorter terms. The Fund will not ordinarily write call options or purchase put options on individual equity securities, but may utilize options on exchange-traded funds (ETFs) and other similar instruments designed to correlate with the performance of an equity index or market segment.

As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price on the expiration date in the case of a European style option, or upon exercise in the case of an American style option. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PEA may cause the Fund to repurchase an index call option prior to its expiration, extinguishing the Fund’s obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

Investment objective and strategies

Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single common stock.

PEA will actively manage the Fund’s index call options positions using quantitative and statistical analysis that focuses on relative value and a weighing of risk versus return. In determining which equity index call options to utilize, PEA will consider market factors, such as current market levels and volatility, and options-specific factors, such as premium/cost, strike price and time to expiration. PEA will attempt to create a portfolio of equity index call options that is diversified across multiple strike prices and expiration dates.

In pursuing the Index Option Strategy, PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other equity securities held in the Fund’s international equity portfolio. PEA will generally do so by writing call options on major world equity indexes that provide exposure to the stock markets of the various countries represented in the Fund’s international equity portfolio, in accordance with the relative weighting of each country in the portfolio. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. Examples of indexes upon which the Fund may write options include (but are not limited to) the FTSE 100 Index (U.K.), the DAX Index (Germany), the Hang Seng Index (Hong Kong), the Nikkei Stock Average (Japan), the CAC 40 Index (France), the Mibtel Index (Italy) and the Madrid General Index (Spain). To a lesser extent, PEA may also write options on broader international equity indexes (such as the MSCI EAFE Index), as well as indexes representing industries or sectors represented in the portfolio.

PEA does not intend to write call options on equity indexes where the underlying value of the indexes exceed the net asset value of the Fund’s international equity portfolio (i.e., write “naked” positions). The Fund will “cover” its written equity index call option positions by segregating liquid assets, including liquid equity securities in the international equity portfolio, in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by holding a call option on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written).

The Fund will generally sell index call options which are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money call options are options with a strike price above the current cash value of the index and at-the-money call options are options with a strike price equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equity securities held by the Fund with respect to which the option was written (to the extent correlated with the index) up to the strike price. The Fund will generally write out-of-the-money call options where the strike price is not more than 10% higher than the cash value of the index at the time of sale, although PEA reserves the flexibility to write index call options that are more out-of-the-money depending upon market conditions and other factors. The Fund also reserves the flexibility to sell index call options that are “in-the-money”—i.e., those with a strike price below the cash value of the index at the time of sale, and will generally limit these to options where the strike price is not more than 5% lower than the cash value of the index (although the Fund may write index options that are more in-the-money depending upon market conditions and other factors). When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may

Investment objective and strategies

become in-the-money (i.e., the cash value of the index rises above the strike price of the option), thereby increasing the likelihood that the options could be exercised and the Fund forced to pay the amount of appreciation over the strike price of the option upon expiration.

The Fund will ordinarily write and purchase unlisted (or “over-the counter”) options, which are not originated and standardized by the OCC or listed and traded on an options exchange (such as the Chicago Board Options Exchange or the International Securities Exchange). Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

Index put options

As part of its Index Option Strategy, in addition to writing index call options, the Fund may (but is not required to) purchase put options on equity indexes in an effort to protect against significant market declines affecting the international equity portfolio. As the purchaser of an index put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the contract value of the relevant index is below the exercise price of the put option. The Fund would ordinarily realize a gain if (i) if the Fund exercises the option when the value of the relevant index has decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. The Fund will generally purchase put options which are “out-of-the-money” (i.e., where the exercise price of the put is less than the contract value of the relevant index), in which case the Fund will not be fully covered against any market declines affecting the international equity portfolio (or a portion thereof, depending on the size of the put). Also, similar to risks associated with written call options, a purchased put option may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the international equity securities held by the Fund. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

Other derivatives

In addition to the options transactions described above, the Fund also may (but is not required to) utilize a variety of derivative instruments for hedging or risk management purposes. The Fund may also use derivatives for investment purposes, including to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, securities, interest rates, currencies or other assets. Derivative instruments that may be used by the Fund include, but are not limited to, warrants, call options, put options, futures contracts, options on futures contracts, forward contracts, swap agreements and short sales. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risks—Other Derivatives Risk” and “Investment Objective and Policies—Other Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments.

Investment objective and strategies

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Risks—Leverage Risk.”

There is no assurance that the Fund’s derivative strategies will be available at any time or that a Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful. The Sub-Advisers may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. Income generated from derivatives hedging techniques will not be eligible to be treated as qualified dividend income. In addition, dividends received on securities with respect to which the Fund is obligated to make payments (pursuant to short sales or otherwise) will be treated as income taxed at ordinary, rather than long-term capital gains, rates. See “Federal income tax matters.”

Preferred stocks

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

Warrants

The Fund may invest in equity warrants, which are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a specified price either on a certain date or during a specified period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do no represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Equity-linked securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of an equity-linked

Investment objective and strategies

security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “—Other derivatives” above. Equity-linked securities may be considered to be illiquid securities.

Other investment companies

The Fund may invest up to 10% of its total assets in securities of other closed- or open-end investment companies, including exchange-traded funds (ETFs), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive equity securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Manager or a Sub-Adviser or their affiliates to the extent permitted by applicable law. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders therefore would be subject to duplicative expenses to the extent the Fund invests in other investment companies. A Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in equity securities. In addition, the securities of other investment companies may be leveraged and may therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile, and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Reverse repurchase agreements

Although it has no current intention to do so, the Fund may utilize reverse repurchase agreements in order to add leverage to the portfolio. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost (which is built into the repurchase price) to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Repurchase agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Investment objective and strategies

Lending of portfolio securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objective and Policies—Securities Loans” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund also will receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

When issued, delayed delivery and forward commitment transactions

The Fund may purchase securities that it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities that the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Rule 144A securities

The Fund may invest without limit in Rule 144A securities. Rule 144A under the Securities Act of 1933, as amended, provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Short sales

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses could theoretically be unlimited.

Convertible securities

The Fund may invest in convertible securities, which are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Because most convertible securities are fixed rate instruments, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity

Investment objective and strategies

securities. Convertible securities generally have higher yields than common stocks. There can be no assurance of current income from convertible securities because the issuers of the convertible securities may default on their obligations.

Debt securities

The Fund may, to the extent consistent with its investment objective and policies, invest in debt securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as commercial paper, bank certificates of deposit, fixed time deposits, bankers’ acceptances, U.S. Government securities, sovereign debt and other obligations of non-U.S. governments or their sub-divisions, agencies and government sponsored enterprises, and obligations of international agencies and supranational entities. The Fund’s investments in debt instruments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred and auction-rate features.

Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

INVESTMENT SELECTION STRATEGIES

International equity portfolio

In selecting international equity securities for the Fund, NACM focuses primarily in companies located in the countries represented in the MSCI EAFE Index, which consists of developed countries. NACM’s “international systematic” investment approach implements the philosophy of capturing change, sustainability and timeliness in non-U.S. equity markets, through a proprietary “Global Equity Model.” As described below, this investment approach uses a quantitative process to make individual security, sector, country and currency selection decisions and to integrate those decisions. NACM’s portfolio managers seek to position the Fund’s international equity portfolio to deliver attractive risk-adjusted returns. NACM believes that this investment process results in a clearly defined buy and sell discipline designed to continually drive the Fund’s international equity portfolio toward more attractive total return opportunities. It should be noted, however, that the Fund’s Index Option Strategy will limit the Fund’s ability to benefit from the full upside potential of the international equity markets. See “—Index Option Strategy” below.

NACM’s Global Equity Model currently begins with approximately 2,200 non-U.S. stocks located in the countries represented in the MCSI EAFE Index, which consists of developed countries. The following criteria are incorporated in the Global Equity Model and contribute to the overall security selection process:

• Positive Change:	Earnings estimate revisions, analyst rating changes, and currency competitiveness with the U.S. dollar
• Sustainability:	Residual income valuation, relative value, and interest rate differential
• Timeliness:	Price momentum and currency momentum

Based on these factors, the model identifies stocks with the potential to outperform their peers in the market. Investment ideas generated by the Global Equity Model are reviewed by NACM’s portfolio management team to confirm the investment thesis and to construct a portfolio that seeks to maximize risk-adjusted return potential in any market environment. This “alpha confirmation” process attempts to identify material late-breaking news and price movements and other factors that would not yet be reflected in the model forecast. Decisions are implemented using an optimization approach to portfolio

Investment objective and strategies

construction that incorporates excess return forecasts in conjunction with risk modeling to construct a portfolio that attempts to maximize the expected excess return of the portfolio per unit of active risk.

NACM’s portfolio management team continually monitors the portfolio and the international equity markets for any changing conditions, combining both bottom-up and top-down portfolio analysis. NACM’s Global Equity Model, in conjunction with NACM’s risk-controlled approach to portfolio construction, is designed to provide a disciplined approach to consistently drive the portfolio toward stronger investment opportunities. NACM reserves the flexibility to modify and enhance this investment process over time.

Subject to the availability of suitable investment opportunities and subject to the Fund’s limitations, NACM will attempt to diversify broadly the Fund’s international equity investments in an effort to minimize the Fund’s sensitivity to the risks associated with a particular country or geographic region, securities market, issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence.

Index Option Strategy

In implementing the Fund’s Index Option Strategy, PEA will cause the Fund to “sell” or “write” call options on equity indexes such that the underlying value of the indexes are approximately equal to (and do not exceed) the net asset value of the Fund’s international equity portfolio—i.e., generally approximately 100% of the Fund’s net assets. For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. As described below, the Fund may also purchase put options on equity indexes. The Index Option Strategy is designed to generate current gains from option premiums as a means to enhance distributions payable to the Common Shareholders and to reduce overall portfolio risk.

Index call options are contracts representing the right to purchase the cash value of an index at a specified price (the “strike price”) at or until a specified future date (the “expiration date”). The Fund will typically utilize index options that are “European style,” meaning that the options may be exercised only on the expiration date; however, the Fund may also sell index options that are “American style,” meaning that the options may be exercised at any time between the date of purchase and the expiration date. For conventional call options, the option’s expiration date can be up to nine months from the date the call option is entered into. Longer-term call options can have expiration dates up to three years from such date. The Fund expects that it normally will write options whose terms to expiration range from two months to one year, although the Fund may write options with both longer and shorter terms. The Fund will not ordinarily write call options or purchase put options on individual equity securities, but may utilize options on exchange-traded funds and other similar instruments designed to correlate with the performance of an equity index or market segment.

As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of the index over the strike price on the expiration date, in the case of a European style option, or upon exercise, in the case of an American style option. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PEA may cause the Fund to repurchase an index call option prior to its expiration, extinguishing the Fund’s obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the

Investment objective and strategies

holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single common stock.

PEA will actively manage the Fund’s index options positions using quantitative and statistical analysis that focuses on relative value and a weighing of risk versus return. In determining which equity index options to utilize, PEA will consider market factors, such as current market levels and volatility, and options-specific factors, such as premium/cost, strike price and time to expiration. PEA will attempt to create a portfolio of equity index call options that is diversified across multiple strike prices and expiration dates.

In pursuing the Index Option Strategy, PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other equity securities held in the Fund’s international equity portfolio. PEA generally will do so by writing call options on major world equity indexes that provide exposure to the stock markets of the various countries represented in the international equity portfolio, in accordance with the relative weighting of each country in the portfolio. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. Examples of indexes upon which the Fund may write options include (but are not limited to) the FTSE 100 Index (U.K.), the DAX Index (Germany), the Hang Seng Index (Hong Kong), the Nikkei Stock Average (Japan), the CAC 40 Index (France), the Mibtel Index (Italy) and the Madrid General Index (Spain). To a lesser extent, PEA may also write options on broader international equity indexes (such as the MSCI EAFE Index), as well as indexes representing industries or sectors represented in the portfolio.

In implementing this strategy, PEA will take into account periodic data provided by NACM with respect to the international equity portfolio, including country weightings (as well as region, industry and sector weightings), net assets and historic volatility, as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by the Fund for its international equity portfolio, due to informational barriers in place between NACM and PEA. Therefore, the Index Option Strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of the international equity securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. See “Risks—Index Options Risk.”

PEA does not intend to write call options on equity indexes when the underlying value of the indexes exceeds the net asset value of the Fund’s international equity portfolio (i.e., write “naked” positions). The Fund will “cover” its written equity index call option positions by segregating liquid assets, including liquid equity securities in the international equity portfolio, in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by holding a call option on the same index as the call written when the strike price of the call held is equal to or less than the strike price of the call written).

The Fund generally will sell index call options that are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money call options are options with a strike price above the current cash value of the index and at-the-money call options are options with a strike price equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund potentially to benefit from appreciation in the equity securities held by the Fund with respect to which the option was written (to the extent correlated with the index) up to the strike price. The Fund generally

Investment objective and strategies

will write out-of-the-money call options when the strike price is not more than 10% higher than the cash value of the index at the time of sale, although the Fund reserves the flexibility to write index call options that are more out-of-the-money as it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to sell index call options that are “in-the-money”—i.e., those with a strike price below the cash value of the index at the time of sale, and will generally limit these to options for which the strike price is not more than 5% lower than the cash value of the index (although the Fund may write index options that are more in-the-money depending upon market conditions and other factors). When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above the strike price of the option), thereby increasing the likelihood that the options could be exercised and that the Fund could be forced to pay the amount of appreciation over the strike price of the option upon expiration.

As a part of the Index Option Strategy, in addition to using written call options, the Fund may (but is not required to) purchase put options on equity indexes in an effort to protect against significant market declines affecting the international equity portfolio. As the purchaser of a put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the contract value of the relevant index is below the exercise price of the put option. The Fund ordinarily would realize a gain if (i) the Fund exercises the option when the value of the relevant index has decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration or exercise at a price that is higher than its cost. The Fund will generally purchase put options which are “out-of-the-money” (i.e., where the exercise price of the put is less than the contract value of the relevant index), in which case the Fund will not be fully covered against market declines affecting the international equity portfolio (or a portion thereof depending on the size of the put). Also, similar to risks associated with written call options, a purchased put option may not perform as intended under the Index Option Strategy due to a lack of correlation between changes in the value of the index underlying the put option and changes in the market value of the international equity securities held by the Fund. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. Moreover, informational barriers between PEA and NACM may limit the effectiveness of put options.

The Fund ordinarily will write and purchase unlisted (or “over-the counter”) options, which are not originated and standardized by the OCC or listed and traded on an options exchange (such as the Chicago Board Options Exchange or the International Securities Exchange). Over-the-counter options differ from listed options in that they are two-party contracts, with price and other terms negotiated between buyer and seller. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

Leverage and borrowings

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund also may enter into derivative transactions that may in some circumstances produce effects similar to leverage. However, the Fund ordinarily will cover its positions in these transactions so that there is no resulting leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time of such utilization of leverage. To the extent that the Fund uses leverage, it would seek to obtain a higher return for Common Shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Manager and the Sub-Advisers will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including any preferred shares and borrowings that may be outstanding. Thus, the Manager and the Sub-Advisers have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Manager and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than liabilities representing such borrowing) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. If the Fund in the future were to issue preferred shares, the 1940 Act has separate asset coverage, dividend limitations and voting rights requirements. See “Investment Objectives and Policies—Leverage and Borrowings” in the Fund’s Statement of Additional Information. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position as the writer of an index call option by segregating liquid assets, including liquid equity securities in the international equity portfolio, at least equal in amount to the contract value of the index.

Risks

The net asset value of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, equity securities and related market risk, foreign (non-U.S.) investment risk, foreign currency risk, emerging markets risk, earnings risk, index options risk, over-the-counter options risk, listed options risk, other derivatives risk, counterparty risk, tax risk, management risk, preferred stock risk, leverage risk, liquidity risk, smaller company risk, interest rate risk, credit risk, inflation/deflation risk, market disruption and geopolitical risk and risks associated with the affiliations of the Fund, the Manager, NACM and/or PEA. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized. These risks are summarized below.

NO OPERATING HISTORY

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

MARKET DISCOUNT RISK

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund’s shares may trade at a price that is less than their initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial public offering.

EQUITY SECURITIES AND RELATED MARKET RISK

The Fund will ordinarily invest substantially all of its net assets in common stocks and other equity securities in pursuing its investment objective and policies. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. For instance, the values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity and other securities may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, and may also be affected by the historical and prospective earnings of the issuer and the value of its assets. Equity securities generally have greater price volatility than bonds and other debt securities.

FOREIGN (NON-U.S.) INVESTMENT RISK

The Fund will ordinarily focus its portfolio investments in securities of non-U.S. issuers and securities traded principally on exchanges outside of the U.S. The Fund’s investments in and exposure to foreign

Risks

securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies may appear to be unrelated.

FOREIGN CURRENCY RISK

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies, and the premiums received by the Fund from its Index Option Strategy as well as dividends received by the Fund from foreign issuers will often be paid in foreign currencies. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. The Fund may (but is not required to) seek to hedge some or all of its exposure to foreign currencies through the use of derivative strategies and/or by causing index option premiums to be converted into U.S. dollars prior to their receipt by the Fund to protect against future fluctuations in foreign currencies in relation to the U.S. dollar. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

EMERGING MARKETS RISK

The Fund may invest up to 15% of its total assets in securities of issuers that are located in developing or “emerging” market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Risks

EARNINGS RISK

The income and gains shareholders receive from the Fund are based primarily on the gains the Fund receives from writing options and selling portfolio securities, as well as dividends it earns from its equity investments, each of which can vary widely over the short and long term. The dividend income from the Fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific country, geographic region, industry or issuer, the issuers of the equity securities held by the Fund may reduce or eliminate the dividends paid on such securities. Because Fund distributions will be paid in U.S. dollars, the level of such distributions may also be adversely affected due to the Fund’s exposure to foreign currencies. See “—Foreign Currency Risk” above. Please see “Distributions” below for additional risk information regarding the level, timing and character of the Fund’s distributions.

INDEX OPTIONS RISK

There are various risks associated with the Fund’s Index Option Strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price under the terms of the contract. Therefore, as the writer of an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, when the Fund writes call options, the Fund retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities comprising the Fund’s international equity portfolio. In doing so, PEA will take into account periodic data provided by NACM with respect to the international equity portfolio, including country weightings (as well as region, industry and sector weightings), net assets and historic volatility, as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by the Fund for its international equity portfolio due to informational barriers in place between NACM and PEA. Therefore, the Index Option Strategy involves significant risk that the changes in value of the indexes underlying the Fund’s options positions will not correlate closely with changes in the market value of the international equity securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

Risks

Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. As described below, because the Fund intends to utilize primarily over-the-counter options, its ability to terminate these options will more limited than with exchange-traded options and may involve enhanced risk that counterparties to such transactions will not fulfill their obligations. See “—Over-The-Counter Options Risk” below.

The Fund’s use of purchased put options on equity indexes involves certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the international equity securities held by the Fund, as well as risks involved with the existence of informational barriers between NACM and PEA. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the contract value of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

OVER-THE-COUNTER OPTIONS RISK

As described above, the Fund will ordinarily write and purchase unlisted (or “over-the counter”) options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

LISTED OPTIONS RISK

To the extent that the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out such an option position. In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write may be affected by options written by other investment advisory clients of the Manager, NACM, PEA or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Risks

OTHER DERIVATIVES RISK

In addition to using index call and put options, PEA may utilize options on behalf of the Fund with respect to exchange traded funds (ETFs) and similar products, which involves many of the risks associated with the use of index options as discussed above. However, PEA will not ordinarily write call options or purchase put options on individual securities on behalf of the Fund. The Fund may otherwise use a variety of derivative instruments for investment as well as hedging or risk management purposes, including purchased call options, written put options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering).

Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, counterparty risk, and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “—Leverage Risk” below.

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to the options and other derivative contracts sold or purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

TAX RISK

Call option premiums received by the Fund will generally be recognized upon exercise, lapse or other disposition of the option, and the Fund will generally treat them as short-term capital gain or loss. It is possible that some of the options written by the Fund will be subject to mark-to-market treatment, and gains or losses will be recognized based on the fair market value of such options on October 31 and at the end of the Fund’s taxable year; under this system, 60% of the gains or losses will be treated as long-term and 40% will be treated as short-term capital gains or losses. It is possible that some of the call options and other instruments employed by the Fund (including purchased put options) will give rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income. Thus, the Fund cannot assure you as to any level of quarterly distributions that will be treated as ordinary income, cannot assure you as to any level of capital gains distributions and cannot assure you as to any ratio of quarterly distributions to capital gain distributions. In addition, there can be no assurance as to the percentage (if any) of the Fund’s distributions that will qualify for taxation to individual shareholders as “qualified dividend income,” and thus be eligible for taxation at favorable rates applicable to long-term capital gains. The portion of the Fund’s quarterly distributions that will be taxed to shareholders at ordinary income tax rates is unknown at this time and

Risks

cannot be predicted with any certainty, and the Fund will not be managed in an attempt to reduce or minimize Fund distributions that are taxable to shareholders at ordinary income tax rates. Therefore, the Fund should not be viewed as a vehicle designed to maximize after-tax returns. See “Federal income tax matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess would generally be treated as a return of capital, which would be tax-free to the holders of the Common Shares, up to the amount of the shareholder’s tax basis in the applicable Common Shares, with any amounts exceeding such basis treated as gain from the sale of such Common Shares. See “Federal income tax matters.”

MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed portfolio. NACM, PEA and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Management risk is particularly significant for the Fund because the Fund has two separate Sub-Advisers managing different strategies. In particular, the Index Option Strategy includes sophisticated investment strategies to be implemented by PEA and there can be no guarantee that these strategies will be successful. As described above under “––Index Options Risk,” PEA’s ability to implement the Index Option Strategy successfully may be hindered due to informational barriers between NACM and PEA with respect to specific portfolio holdings and trading data relating to the Fund’s international equity portfolio.

PREFERRED STOCK RISK

In addition to equity securities risk and credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

LEVERAGE RISK

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings to add leverage to its portfolio. The Fund also may enter into derivative transactions that include, among others, reverse repurchase agreements, dollar rolls, futures

Risks

contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, that may in some circumstances give rise to a form of financial leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time of such utilization of leverage. Leverage creates the likelihood of greater volatility of the net asset value and market price of Common Shares. To the extent that the Fund uses leverage, it may be in danger of failing to maintain the required asset coverage required by the 1940 Act. In order to counteract such an event, or in order to meet its other obligations, the Fund may need to liquidate investments to reduce the Fund’s leverage amount. Such liquidation may result in capital losses and may reduce returns to Common Shareholders.

The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under these transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and borrowings” above. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of leverage would create the opportunity for increased Common Share net income and gains, but also would result in special risks for Common Shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful.

Because the fees received by the Manager and the Sub-Advisers are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and the Sub-Advisers have a financial incentive for the Fund to issue preferred shares or utilize borrowings, which may create a conflict of interest between the Manager and the Sub-Advisers, on the one hand, and the Common Shareholders on the other hand.

LIQUIDITY RISK

The Fund may invest without limit in securities that are illiquid at the time of investment. The term “illiquid securities” for this purpose is determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when a Sub-Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, also may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid for these purposes.

SMALLER COMPANY RISK

The Fund intends to focus its investments in equity securities of large capitalization companies, but may also invest in securities of small- and mid-capitalization companies. The general risks associated with

Risks

equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit and market risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of small capitalization companies.

INTEREST RATE RISK

Interest rate risk is the risk that any debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. During periods of rising interest rates, the average life of certain types of debt securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. Rising interest rates may also have an adverse effect on the equity markets, as well as individual issuers. Because market interest rates currently are near their lowest levels in many years, there is a greater risk that the Fund’s portfolio will decline in value as market interest rates rise. Any use of leverage by the Fund will tend to increase interest rate risk.

CREDIT RISK

Credit risk is the risk that the issuer or guarantor of a security held by the Fund, or the counterparty to an option or other derivatives contract, repurchase agreement, loan of portfolio securities or similar instrument is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers or counterparties and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led to, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Risks

CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager, NACM and/or PEA due to their possible affiliations with Allianz AG, the ultimate parent of the Manager, NACM and PEA. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. Such restrictions could limit the Fund’s ability to engage in securities transactions and to take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

ANTI-TAKEOVER PROVISIONS

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-takeover and other provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

How the Fund manages risk

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk and to maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares. The Fund may not:

•	Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

•	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Fund would be deemed to “concentrate” its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities). See “Investment Restrictions” in the Fund’s Statement of Additional Information for a complete list of the fundamental investment limitations of the Fund.

HEDGING AND RELATED STRATEGIES

The Fund may (but is not required to) seek to hedge some or all of its exposure to foreign currencies through the use of derivative strategies and/or by causing index option premiums to be converted into

How the Fund manages risk

U.S. dollars prior to receipt by the Fund to protect against future fluctuations in foreign currencies in relation to the U.S. dollar. The Fund may (but is not required to) use various other strategies designed to limit the risk of price fluctuations of portfolio securities and other assets in its portfolio and to preserve capital, which may be based on individual securities, indexes, interest rates and other assets. These may include, but are not limited to, options contracts (including options on futures contracts), futures contracts, forward contracts, swap agreements and short sales. Dividends received on securities with respect to which the Fund is obligated to make payments (pursuant to short sales or otherwise) will be treated as income taxed at ordinary income, rather than long-term capital gains, rates. Income earned by the Fund from its foreign currency hedging activities, if any, will generally give rise to ordinary income that, to the extent not offset by losses from such activities, will be distributed to shareholders and taxable at ordinary income rates. Income earned by the Fund from its other hedging activities will be treated as capital gain and, if not offset by net realized capital losses, will be distributed to shareholders in taxable distributions. There is no assurance that these hedging strategies will be available at any time, that a Sub-Adviser will determine to use them or, if used, that the strategies will be successful. A Sub-Adviser may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

Management of the Fund

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager, NACM and PEA. There currently are three Trustees of the Fund, none of whom is treated by the Fund as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

INVESTMENT MANAGER

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000 as a subsidiary successor of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of March 31, 2005, the Manager had approximately $39.3 billion in assets under management. Allianz Global Investors of America L.P. is the direct parent company of Allianz Global Investors U.S. Retail LLC, of which the Manager is a wholly-owned subsidiary. As of March 31, 2005, Allianz Global Investors of America L.P. and its subsidiaries, including NACM and PEA, had approximately $578.2 billion in assets under management.

The Manager has retained its affiliates, NACM and PEA, to manage the Fund’s investments. See “—Sub-Advisers” below. The Manager, NACM and PEA are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

Management of the Fund

SUB-ADVISERS

NACM serves as the Sub-Adviser responsible for managing the Fund’s international equity portfolio pursuant to a portfolio management agreement between the Manager and NACM. Subject to the supervision of the Manager, NACM has full investment discretion and makes all determinations with respect to the Fund’s international equity investments.

NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101. Founded in 1984, NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. As of March 31, 2005, NACM had approximately $14.2 billion in assets under management.

For its services pursuant to the portfolio management agreement, the Manager (and not the Fund) will pay to NACM an annual fee payable on a monthly basis at the annual rate of 0.33% of the Fund’s average daily total managed assets.

Horacio Valeiras serves as Managing Director and Chief Investment Officer of NACM. In his role as Chief Investment Officer, he oversees portfolio positioning for all NACM portfolios and strategies, including the Fund. The following individuals constitute the team at NACM that has primary responsibility for the day-to-day portfolio management of the Fund’s international equity investments, with Dr. Nutt serving as the head of the team:

Name	Since	Recent Professional Experience
Stacey R. Nutt, Ph.D.	April, 2005 (Inception)	Lead Portfolio Manager, Systematic Research and Investment Team, NACM since 1999. Prior thereto, Dr. Nutt had seven years’ investment industry experience.

David Vaughn, CFA	April, 2005 (Inception)	Portfolio Manager, International Systematic Research and Investment Team, NACM since 2003. Prior thereto, Mr. Vaughn had six years’ investment industry experience with Barclays Global Investors (2000-2003); First Quadrant LLP (1998-1999); and Sanwa Bank California.

Antonio Ramos	April, 2005 (Inception)	Investment Analyst, International Systematic Research and Investment Team, NACM since 1998. Prior thereto, Mr. Ramos had 10 years’ investment industry experience with Vintage Inc., Japan; Advanced Technologies Co., Ltd.

Zhuanxin Ding, Ph.D.	April, 2005 (Inception)	Investment Analyst, International Systematic Research and Investment Team, NACM since 2003. Prior thereto, Dr. Ding had 11 years’ investment industry experience, with Frank Russell Company (1994- 2003); Mathsoft Inc.; Coast Tactical Asset Management; and BARRA Inc.

Dr. Nutt and Mr. Vaughn, as portfolio managers, generally oversee all aspects of the day-to-day management of the Fund’s international equity portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Dr. Nutt, as head of the team, is ultimately responsible for overall oversight and management of the international equity portfolio and for making investment decisions, although Mr. Vaughn may also place transaction orders, subject to the oversight of Dr. Nutt. Mr. Ramos and Dr. Ding, as analysts, provide research support and make securities recommendations with respect to the Fund’s international equity portfolio, but do not make investment decisions or place transaction orders on behalf of the Fund.

Management of the Fund

The individuals listed above are assisted by NACM’s Global Systematic Team, which is comprised of portfolio managers, research analysts and other investment professionals of NACM. Team members provide research support and make securities recommendations with respect to the international equity portfolio, but do not have primary responsibility for day-to-day portfolio management. Members of the teams may change from time to time.

Please see “Management of the Fund—Investment Manager and Sub-Advisers—Sub-Advisers” in the Statement of Additional Information for additional information regarding the NACM portfolio managers’ compensation, other managed accounts and ownership of securities in the Fund.

PEA serves as the Sub-Adviser responsible for implementing the Fund’s Index Option Strategy pursuant to a portfolio management agreement between the Manager and PEA. Subject to the supervision of the Manager, PEA has full investment discretion and makes all determinations with respect to the implementation of the Index Option Strategy.

PEA is located at 1345 Avenue of the Americas, New York, New York 10105. PEA provides equity-related advisory services to mutual funds and institutional accounts. As of March 31, 2005, PEA provided asset management services with respect to approximately $4.6 billion in assets, involving discretionary management of portfolio securities ($2.8 billion) and the implementation of option strategies ($1.8 billion).

For its services pursuant to the portfolio management agreement, the Manager (and not the Fund) will pay to PEA an annual fee payable on a monthly basis at the annual rate of 0.23% of the Fund’s average daily total managed assets.

The following individual at PEA has primary responsibility for the day-to-day implementation of the Index Option Strategy.

Name	Since	Recent Professional Experience
Greg Tournant	April, 2005 (Inception)	Portfolio Manager for PEA since 2001. From 1998 until 2001, Mr. Tournant was a Senior Research Analyst at Eagle Asset Management, a division of Raymond James Financial. Before that he spent three years as a strategy consultant for McKinsey & Co. and two years as a research analyst for Eagle Asset Management. He has more than eight years of investment management experience.

Please see “Management of the Fund—Investment Manager and Sub-Advisers—Sub-Advisers” in the Statement of Additional Information for additional information regarding Mr. Tournant’s compensation, other managed accounts and ownership of securities in the Fund.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of 1.00% of the Fund’s average daily total managed assets for the services and facilities it provides.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager, NACM or PEA), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses,

Management of the Fund

legal fees, expenses of the Fund’s independent registered public accounting firm, expenses of repurchasing shares (if so repurchased), expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager and the Sub-Advisers are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and the Sub-Advisers have a financial incentive for the Fund to issue preferred shares or utilize borrowings, which may create a conflict of interest between the Manager and the Sub-Advisers, on the one hand, and the holders of the Fund’s Common Shares, on the other.

REGULATORY AND LITIGATION MATTERS

On September 13, 2004, the Securities and Exchange Commission announced that the Manager (formerly PA Fund Management LLC), PEA and Allianz Global Investors Distributors LLC (formerly, PA Distributors LLC, “PAD”) had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies (“open-end funds”) advised or distributed by the Manager and certain of its affiliates. In their settlement with the Securities and Exchange Commission, the Manager, PEA and PAD consented to the entry of an order by the Securities and Exchange Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Manager, PEA and PAD agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Manager, PEA and PAD have been dismissed from the related complaint by the Securities and Exchange Commission filed on May 6, 2004 in the U.S. District Court in the Southern District of New York.

In a related action, on June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement with PEA and PAD and their parent, Allianz Global Investors of America L.P. (formerly Allianz Dresdner Asset Management of America L.P., or “Allianz”), in connection with a complaint filed by the New Jersey Attorney General (“NJAG”) on February 17, 2004. In the settlement, Allianz, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement alleged, among other things, that Allianz, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in various open-end funds advised or distributed by the Manager and certain of its affiliates.

On September 15, 2004, the Securities and Exchange Commission announced that the Manager, PEA and PAD had agreed to settle a Securities and Exchange Commission enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Manager and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called “shelf space” arrangements with certain broker-dealers. In their settlement with the Securities and Exchange Commission, the Manager, PEA and PAD consented to the entry of an order by the Securities and Exchange Commission without admitting or denying the findings contained in the order. In

Management of the Fund

connection with their settlement, the Manager, PEA and PAD agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Manager, PEA and PAD agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered an agreement with PAD in resolution of an investigation into matters that are similar to those discussed in the Securities and Exchange Commission order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things, that PAD violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, PAD did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against the Manager, PEA and PAD based on the same circumstances as those cited in the 2004 settlements with Securities and Exchange Commission and NJAG involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that the Manager, PEA and PAD improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Manager and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” As of the date of this Prospectus, the West Virginia Complaint has not been formally served upon the Manager, PEA or PAD. The West Virginia Complaint also names numerous other defendants unaffiliated with the Manager in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Since February 2004, the Manager, the Sub-Advisers and certain of their affiliates and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Manager and the Sub-Advisers believe that other similar lawsuits may be filed in federal or state courts naming as defendants the Manager, Allianz, the Sub-Advisers, open- and closed-end funds advised or distributed by the Manager, the Sub-Advisers and/or their affiliates, the boards of trustees of those funds, and/or other affiliates or employees as defendants.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager, PEA, Allianz and/or their affiliates, they and their affiliates (including NACM) would, in the absence of exemptive relief granted by the Securities and

Management of the Fund

Exchange Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Securities and Exchange Commission concerning the status of the New Jersey settlement under Section 9(a), the Manager, Allianz and certain of their affiliates (together, the “Applicants”) sought exemptive relief from the Securities and Exchange Commission under Section 9(c) of the 1940 Act. The Securities and Exchange Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Securities and Exchange Commission takes final action on their application for a permanent order. There is no assurance that the Securities and Exchange Commission will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against the Manager, PEA or PAD, the Manager, Allianz and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

Various legislative and regulatory proposals are pending in or before, or have been adopted by, the U.S. Congress, state legislatures and the various regulatory agencies that supervise the operations of the Fund and its service providers. These proposals, to the extent enacted or adopted, could have a substantial impact on the regulation and operation of registered funds, investment advisers and broker-dealers. Additionally, the Securities and Exchange Commission, the NASD, Inc. and other regulators, as well as Congress, are investigating certain practices generally within the investment company industry and also engage in regular, routine inspections. The Fund, the Manager and the Sub-Advisers intend to cooperate fully with all regulatory inquiries.

In addition, a putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by the Manager and certain of its affiliates, including the Sub-Advisers, is currently pending in the federal district court for the Central District of California. The plaintiff alleges that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages. The Manager believes that the claims made in the lawsuit against the Manager and its affiliates, including the Sub-Advisers, are baseless, and the Manager, its affiliates and the Sub-Advisers intend to vigorously defend the lawsuit. As of the date of this Prospectus, the Manager and the Sub-Advisers believe a decision, if any, against the defendants is not likely to have a material adverse effect on the Fund or on the ability of the Manager or the Sub-Advisers to perform their respective investment advisory services relating to the Fund.

It is possible that the various matters referenced in this section and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund’s Common Shares or other adverse consequences to the Fund and its shareholders. However, the Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory services relating to the Fund.

Net asset value

The net asset value (“NAV”) of the Fund equals the total value of the Fund’s portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value generally is determined on the basis of the last reported sales price or, if available, the closing price reported for an

Net asset value

issue traded on an over-the-counter stock market (including the NASDAQ Official Closing Price for NASD traded securities), or if no sales or closing prices are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less generally are valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Over-the-counter options are generally valued at the mean between the closing bid and asked prices supplied by dealers or other counterparties or intermediaries. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. Foreign securities and domestic debt securities normally are priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors. These vendors utilize statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Manager or a Sub-Adviser. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

Distributions

Commencing with the Fund’s first dividend, the Fund intends to make quarterly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Distributions are likely to be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income and gains.

The Fund’s quarterly distributions will be made from the Fund’s net investment income (including any dividends from portfolio securities) and net current short-term gains from index option premiums and the

Distributions

sale of portfolio securities. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of the fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a return of capital, which would be tax-free to the holder of the Common Shares, up to the amount of a shareholder’s tax basis in its shares, with any amounts exceeding such basis treated as gain from the sale of shares.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. During periods in which the Index Option Strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s distributions may be comprised of capital gains from the sale of equity securities held in the international equity portfolio, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year). See “Federal income tax matters.”

Your initial distribution is expected to be declared approximately 60 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend reinvestment plan.” Although it does not now intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains. If and when the SEC has indicated a willingness to consider and take action on such an application, the Fund would intend to apply for exemptive relief to allow it to distribute long-term capital gains more frequently and, if granted, the Board of Trustees may adopt a policy to regularly include available long-term capital gains in Fund distributions. However, there is no assurance as to whether or when the SEC would be inclined to consider or take favorable action on such an application and any such relief may not be available, if at all, for a considerable period (e.g., several years) after completion of this offering.

Dividend reinvestment plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as

Dividend reinvestment plan

banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent also will furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a

Dividend reinvestment plan

service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027, telephone number (800) 331-1710.

Description of shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares have voting rights, and equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-takeover and other provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and annual meetings are required as a condition of such listing.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid or reimbursed by the Fund. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the partial reimbursement of underwriter expenses of $0.005 per share) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. The Fund’s Declaration limits the ability of the Fund to convert to open-end status. See “Anti-takeover and other provisions in the Declaration of Trust.”

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s Index Option Strategy, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), liquidity, call protection, market supply and demand, portfolio credit quality and similar factors relating to the Fund’s portfolio holdings. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund.”

Anti-takeover and other provisions in the Declaration of Trust

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees.

Anti-takeover and other provisions in the Declaration of Trust

In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund’s shares (except as may be made pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion).

Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the Securities and Exchange Commission.

Anti-takeover and other provisions in the Declaration of Trust

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Repurchase of Common Shares; conversion to open-end fund

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s Index Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), liquidity, call protection, market supply and demand, portfolio credit quality and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount.

If the Fund were to convert to an open-end company, the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. In addition, the 1940 Act imposes limitations on open-end companies, which do not apply to closed-end companies, that could severely restrict the Fund’s ability to implement the Index Option Strategy and utilize other investment techniques described in this Prospectus. Accordingly, conversion to an open-end company could require significant changes in the Fund’s investment policies.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate any such discount to net asset value.

Federal income tax matters

The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986 (the “Code”), existing Treasury regulations, rulings published by the Internal Revenue Service (the “Service”), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders (including Common Shareholders and preferred shareholders, if any) must qualify for the dividends-paid deduction.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains from the sale of investments that the Fund owned are determined by how long the Fund owned (and is treated under federal income tax rules as having owned) the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. Distributions of net capital gains from the sale of investments that the Fund is treated as having owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Call option premiums received by the Fund generally will be recognized upon exercise, lapse or other disposition of the option, and the Fund will generally treat any gain or loss as short-term capital gain or loss, unless the option is actually exercised after the stock (or any related “substantially similar” stock or other property) is treated for federal income tax purposes as having been held for more than a year; consequently, distributions of such premiums will generally be taxable as ordinary income. It is possible that some of the options written by the Fund will be subject to mark-to-market treatment, and gains or losses will be recognized based on the fair market value of such options on October 31 and at the end of the Fund’s taxable year; under this system, 60% of the gains or losses will be treated as long-term and 40% will be treated as short-term capital gains or losses.

The Fund’s call-writing activities may affect the period for which it is regarded as having held stocks that the Fund owns that also are included in the indexes on which such calls are written (or for which such options substantially diminish the risk, as set forth in Service regulations) for federal income tax purposes. It is possible some of the call options and other instruments (including purchased index put options) employed by the Fund will give rise to “straddles” under the federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares that become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. At this time, it is unclear the extent to which the gains from the sale of Fund portfolio securities underlying (or substantially similar to) such call options

Federal income tax matters

will be treated as short-term capital gains and thus, in so far as not offset by short-term losses, taxable as ordinary income when distributed.

For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and many foreign corporations as “qualified dividend income,” provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. Fund dividends representing distributions of interest income and short-term capital gains (including premiums received by the Fund as the seller (writer) of expired options contracts) cannot be designated as qualified dividend income and will not qualify for the reduced rates. In addition, the straddle rules described above, which terminate or suspend the holding period of Fund portfolio securities substantially similar to covered calls and other reduced-risk investments, may bear adversely on the Fund’s ability to designate distributions as qualified dividend income. There can be no assurance as to the percentage (if any) of the Fund’s distributions that will qualify for taxation to individual shareholders as qualified dividend income. The Fund will not be managed in an attempt to reduce or minimize Fund distributions that are taxable to shareholders at ordinary income tax rates.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s yield on those securities would be decreased. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a return of capital, which would be tax-free, up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008.

Federal income tax matters

Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see “Tax Matters” in the Statement of Additional Information for additional information about backup withholding.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, provided it is reasonably able to make the proper designations, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital gain distributions as well as possible estate tax consequences of Fund shareholdings by foreign persons. Please see “Tax Matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Underwriting

The underwriters named below (the “Underwriters”), acting through UBS Securities LLC, 299 Park Avenue, New York, New York and Wachovia Capital Markets, LLC, 7 St. Paul Street, 1st Floor, Baltimore, Maryland, as lead managers, and Legg Mason Wood Walker, Incorporated, Raymond James & Associates, Inc., RBC Capital Markets Corporation, Wells Fargo Securities, LLC, Advest, Inc., Robert W. Baird & Co. Incorporated, Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets, a division of McDonald Investments, Inc., Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated and Wedbush Morgan Securities, Inc., as their representatives (together with the lead managers, the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Manager (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
UBS Securities LLC
Wachovia Capital Markets, LLC
Legg Mason Wood Walker, Incorporated
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
Wells Fargo Securities, LLC
Advest, Inc.
Robert W. Baird & Co. Incorporated
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
KeyBanc Capital Markets, a division of McDonald Investments, Inc.
Oppenheimer & Co. Inc.
Stifel, Nicolaus & Company, Incorporated
Wedbush Morgan Securities, Inc.

Total

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional              Common Shares to cover over-allotments, if any, at the initial offering price per common share minus the commission described in the following paragraph. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to the terms and conditions of the Underwriting Agreement, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of up to $1.125 per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $             per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $             per Common Share to certain other dealers who sell shares. The Fund has agreed to reimburse the Underwriters for certain expenses in an amount up to $0.005 per Common

Underwriting

Share. The amount of such reimbursement will not exceed             % of the total price to the public of the Common Shares. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the partial reimbursement of Underwriter expenses of $0.005 per share) exceed $0.05 per share. Investors must pay for any Common Shares purchased on or before             , 2005.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Manager and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares ($2,500).

The Fund and the Manager have agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the 1940 Act.

The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund’s Dividend Reinvestment Plan, as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Manager (and not the Fund) has agreed to pay from its own assets to certain Underwriters (each a “Qualifying Underwriter”) that meet certain sales targets established by the Manager (which may be

Underwriting

waived or modified in the discretion of the Manager) a quarterly incentive fee at an annual rate of up to 0.10% of the Fund’s average daily total managed assets attributable to Common Shares sold by such Qualifying Underwriters in this offering, such fees to be payable so long as the Investment Management Agreement remains in effect between the Fund and the Manager, or any successor in interest or affiliate of the Manager as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the 1940 Act. The sum of the additional compensation payable to the Qualifying Underwriters will not exceed             % of the of the aggregate initial offering price of the Common Shares offered hereby.

As described below under “Shareholder Servicing Agent, custodian and transfer agent,” UBS Securities LLC will provide shareholder services to the Fund pursuant to a shareholder servicing agreement with the Manager.

The total compensation received by the Underwriters will not exceed 9.00% of the aggregate initial offering price of the Common Shares offered hereby.

Shareholder Servicing Agent, custodian and transfer agent

The Manager (and not the Fund) has agreed to pay from its own assets to UBS Securities LLC (the “Shareholder Servicing Agent”) a shareholder servicing fee (the “Shareholder Servicing Fee”) at an annual rate of 0.10% of the average daily total managed assets of the Fund pursuant to a shareholder servicing agreement between the Manager and the Shareholder Servicing Agent (the “Shareholder Servicing Agreement”). Pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent will: (i) undertake to make available public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund’s features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate), provided services shall not include customary market research information provided by the Shareholder Servicing Agent or its registered broker-dealer affiliates in the ordinary course of their business; (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund (provided that services shall not include customary market research information provided by the Shareholder Servicing Agent or its registered broker-dealer affiliates in the ordinary course of their business), if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Manager or the Fund, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Manager or Fund, and consult with representatives of the Manager and/or the Board Trustees of the Fund in connection therewith, which information and reports shall include (a) statistical and financial market information with respect to the Fund’s market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of the Manager or the Fund, provide information to and consult with the Manager and/or Board of Trustees with respect to applicable strategies designed to address market value discounts, which may include stock repurchases, tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company or a liquidation or merger; including providing information concerning the use and impact of the above strategic alternatives by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. The total of all of the payments payable to the Shareholder Servicing Agent under the Shareholder Servicing Agreement will not exceed             % of the aggregate initial offering price of the Common Shares offered hereby. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to the Manager or the

Shareholder Servicing Agent, custodian and transfer agent

Fund for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. The Shareholder Servicing Agreement will continue so long as the Investment Management Agreement remains in effect between the Fund and the Manager, or any successor in interest or affiliate of the Manager as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the 1940 Act.

The custodian of the assets of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial and fund accounting services.

PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s transfer agent, registrar and dividend disbursement agent, as well as agent for the Fund’s dividend reinvestment plan.

Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois.

Table of contents for the Statement of Additional Information

Use of Proceeds	3
Investment Objective and Policies	3
Investment Restrictions	34
Management of the Fund	37
Investment Manager and Sub-Advisers	46
Portfolio Transactions	56
Distributions	58
Description of Shares	59
Anti-Takeover and Other Provisions in the Declaration of Trust	60
Repurchase of Common Shares; Conversion to Open-End Fund	62
Tax Matters	64
Performance Related and Comparative Information	72

Shareholder Servicing Agent, Custodian, Transfer Agent and Dividend Disbursement Agent	73
Independent Registered Public Accounting Firm	73
Counsel	73
Registration Statement	73
Report of Independent Registered Public Accounting Firm	75
Financial Statements	76
Appendix A—Description of Securities Ratings	A-1
Appendix B—Description of Proxy Voting Policies	B-1

CENIPSP.12651

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION – DATED                     , 2005

NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND

STATEMENT OF ADDITIONAL INFORMATION

                    , 2005

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) is a newly organized, diversified closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated                     , 2005 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (877) 819-2224. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (“SEC”). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                     , 2005.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $                     (or $                     if the Underwriters exerc ise the overallotment option in full) after payment or reimbursement of the estimated offering costs. Allianz Global Investors Fund Management LLC (the “Manager”) has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of reimbursement of Underwriter expenses of $0.005 per share) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, or in derivative instruments designed to give the Fund exposure to the types of securities and markets in which it will ordinarily invest while the Sub-Advisers (as defined below) select specific securities and instruments.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of the Fund are described in the Prospectus. The Fund utilizes two affiliated sub-advisers (each a “Sub-Adviser” and collectively the “Sub-Advisers”) to manage the Fund’s portfolio. Nicholas-Applegate Capital Management LLC (“NACM”) manages the Fund’s international equity portfolio. PEA Capital LLC (“PEA”) employs a strategy of writing (selling) call options and purchasing put options on equity indexes in an attempt to generate gains from option premiums and reduce overall portfolio risk (the “Index Option Strategy”). Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

Investments in Equity Securities

Common stocks and other equity securities represent an equity ownership interest in a company. The Fund may hold or have exposure to common stocks and other equity securities of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector, though the Fund generally focuses its investments in companies with large market capitalizations. Because the Fund will ordinarily have substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by the Fund. The value of a company’s stock may fall as a result of factors relating directly to that company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

Foreign (Non-U.S.) Securities

The Fund ordinarily will focus its portfolio investments in securities of non-U.S. issuers, securities traded principally in securities markets outside of the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The Fund will ordinarily invest in foreign equity securities such as common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs which are issued and traded in Europe and publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

The Fund’s investments in foreign securities involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), potential restrictions on the flow of international capital, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. See “Foreign Currencies.”

The Fund may invest up to 15% of its total assets in securities of issuers that are located in developing or “emerging” market countries. The risks of investing in foreign securities are particularly high when securities of issuers based in emerging market countries are involved. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities

Sovereign Debt. The Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Foreign Currencies

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies, and the premiums received by the Fund from its Index Option Strategy, as well as dividends received by the Fund from foreign issuers, will often be paid in foreign currencies. The Fund may invest directly in foreign currencies and may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Fund may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies and/or by causing index option premiums to be converted into U.S. dollars prior to receipt by the Fund to protect against future fluctuations in foreign currencies in relation to the U.S. dollar. The Fund may also employ currency management techniques to enhance the Fund’s total return. The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Sub-Adviser. See “Other Derivative Instruments” for a description of various foreign currency transactions and instruments that the Fund may use.

The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade in, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. Although the Sub-Advisers have the flexibility to hedge against foreign currency risk, they may determine not to do so, or to do so only in unusual circumstances or market conditions. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

Index Call Options

As described in the Prospectus, PEA will implement the Index Option Strategy by “selling” or “writing” call options on equity indexes and may also purchase put options on such indexes. This index option writing strategy is designed to generate gains from index option premiums and to reduce overall portfolio risk.

Index call options are contracts representing the right to purchase the cash value of an index at a specified price (the “strike price”) at or until a specified future date (the “expiration date”). The Fund will sell primarily index call options that are “European style,” meaning that the options may be exercised only on the expiration date; however, the Fund may also sell options that are “American style,” meaning that the options may be exercised at any time between the time of purchase and expiration. For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The

Fund expects that it will normally write options whose terms to expiration range from two months to one year, although the Fund may write options of both longer and shorter terms. PEA will not ordinarily write call options on individual equity securities, but may write options on exchange-traded funds (“ETFs”) and other similar instruments designed to correlate with the performance of an equity index or market segment.

As the writer (seller) of an equity index call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the cash value of index over the strike price on the expiration date, in the case of a European style option, or upon exercise, in the case of an American style option. If the purchaser exercises the index option sold by the Fund, the Fund would pay the purchaser the difference between the cash value of the index and the strike price. In effect, the Fund sells the potential appreciation in the value of the index above the strike price in exchange for the premium. PEA may cause the Fund to repurchase an index call option prior to its expiration date, extinguishing the Fund’s obligation, in which case the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Fund.

Equity index options differ from options on individual securities in that (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single common stock.

In pursuing the Index Option Strategy, PEA will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other equity securities held in the Fund’s international equity portfolio. PEA will generally do so by writing call options on major world equity indexes that provide exposure to the stock markets of the various countries represented in the Fund’s international equity portfolio, in accordance with the relative weighting of each country in the portfolio. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. Examples of indexes upon which the Fund may write options include (but are not limited to) the FTSE 100 Index (U.K.), the DAX Index (Germany), the Hang Seng Index (Hong Kong), the Nikkei Stock Average (Japan), the CAC 40 Index (France), the Mibtel Index (Italy) and the Madrid General Index (Spain). To a lesser extent, PEA may also write options on broader international equity indexes (such as the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index), as well as indexes representing industries or sectors represented in the portfolio.

In implementing this strategy, PEA will take into account periodic data provided by NACM with respect to the international equity portfolio, including country weightings (as well as region, industry and sector weightings), net assets and historic volatility, as well as periodic (typically 30 days after month-end) reports detailing portfolio holdings. However, other than through periodic holdings reports, PEA will not have access to the actual securities purchased, sold or held by the Fund for its international equity portfolio due to informational barriers in place between NACM and PEA.

PEA does not intend to write call options on equity indexes where the underlying value of the indexes exceed the net asset value of the Fund’s international equity portfolio (i.e., write “naked” positions). The Fund will “cover” its written equity index call option positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (e.g., by holding a call option on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written).

The Fund will generally sell index call options which are “out-of-the-money” or “at-the-money” at the time of sale. Out-of-the-money call options are options with a strike price above the current cash value of the index and at-the-money call options are options with a strike price equal to the cash value of the index. In addition to providing possible gains through premiums, out-of-the-money index call options allow the Fund to potentially benefit from appreciation in the equity securities held by the Fund with respect to which the option was written (to the extent correlated with the index) up to the strike price. The Fund will generally write out-of-the-money index call options where the strike price is not more than 10% higher than the cash value of the index at the time of sale, although the Fund reserves the flexibility to write index call options that are more out-of-the-money depending upon market conditions and other factors. The Fund also reserves the flexibility to sell index call options that are “in-the-money” – i.e., those with a strike price below the cash value of the index at the time of sale, and will generally limit these to options where the strike price is not more than 5% lower than the cash value of the index (although the Fund may write index options that are more in-the-money depending upon market conditions and other factors). When the prices of the equity index upon which a call option is written rise, call options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above the strike price of the option), thereby increasing the likelihood that the options could be exercised and the Fund forced to pay the amount of appreciation over the strike price of the option upon expiration.

Index Put Options

In addition to using written call options, as part of the Index Option Strategy, the Fund may (but is not required to) purchase put options on equity indexes with a portion of the premiums received by the Fund from its call writing activity in an effort to protect against significant market declines affecting the international equity portfolio. As the purchaser of a put option, the Fund, in exchange for a premium, would have the right to receive a cash payment from the seller of the option in the event the contract value of the relevant index is below the exercise price of the put option upon its expiration. The Fund would ordinarily realize a gain if (i) at the end of the index option period or upon exercise, the value of the relevant index decreased below the exercise price of the put option to more than cover the premium and transaction costs borne by the Fund or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. The Fund will generally purchase put options which are “out-of-money” (i.e., where the exercise price of the put is less than the contract value of the relevant index), in which case the Fund will not be fully covered against any market declines affecting the international equity portfolio (or a portion thereof, depending upon the size of the put). Also, similar to risks associated with written call options, a purchased put option may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the international equity securities held by the Fund. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

Over-The-Counter Options

The Fund will ordinarily write and purchase unlisted (or “over-the counter”) options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions will typically be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

Listed Options

Although the Fund will generally utilize over-the-counter options, it may also purchase or sell listed or exchange-traded options contracts. These contracts are generally originated and standardized by the Options Clearing Corporation (the “OCC”), an independent entity. The OCC issues, guarantees and clears the contracts. Listed call options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and various other U.S. options exchanges. There can be no assurance that a liquid market will exist when the Fund seeks to close out a listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In addition, the hours of trading for listed options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Manager, NACM, PEA or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Information Regarding Options

A call option is considered “covered” if the Fund owns the equity security underlying the call option or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Fund has segregated cash or other liquid assets in such amount) upon conversion or exchange of other securities held by the Fund. A call option is also considered covered if the Fund holds a call option on the same security as the call option written (sold) where the exercise price of the call held is (i) equal to or less than the exercise price of the call option written (sold), or (ii) greater than the exercise price of the call option written (sold), provided the difference is maintained by the Fund in liquid assets that have been segregated. As a result, the number of covered call options on securities that the Fund can write (sell) is generally limited by the number of equity securities the Fund holds in its portfolio. The Fund intends to cover written call options by owning cash or liquid securities equal to at least the market value of the options, or by collateralizing them as allowed by the Options Clearing Corporation (“OCC”) in a margin account. The Fund may also cover call options it writes (sells) on equity indexes by maintaining with its custodian assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index option. The Fund may also cover these call options by holding a call option on the same index with an exercise price either equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the Fund maintains the difference in exercise prices in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

A put option on a security or an index is covered if the Fund segregates assets determined to be liquid by the Fund in accordance with procedures established by the Fund’s Board of Trustees (the “Board of Trustees”) equal to the entire exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid in accordance with procedures established by the Board of Trustees. The Fund may also cover a put option by entering into a short position in the underlying security or index. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is a cost of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Spreads. The Fund may pursue an option strategy that includes the purchase and sale of calls and puts, called spreads. All of these positions will be limited loss positions in which the maximum loss will be known and fixed at the time of investment. These strategies may produce a considerably higher return than the Fund’s primary strategy of written call writing, but involve a higher degree of risk and potential volatility. Because spreads involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Straddles. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying security or index. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Fund may additionally use currency options to cross-hedge or to increase total return when a Sub-Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio. In addition, the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Other Derivative Instruments

In addition to the options transactions described above, the Fund may (but is not required to) utilize a variety of derivative instruments for hedging or risk management purposes. The Fund may also use derivatives for investment purposes, including to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. Derivative instruments that may be used by the Fund include, but are not limited to, warrants, call options, put options, futures contracts, options on futures contracts, forward contracts, swap agreements and short sales.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the Investment Company Act of 1940 (the “1940 Act”) that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.”

No assurance can be given that any strategy used (including the use of equity index call options) will succeed. As is the case with the other investments of the Fund, the ability of the Fund to successfully use derivative instruments may depend in part upon the ability of a Sub-Adviser to assess the issuer’s credit characteristics and to forecast stock and other market movements and other economic factors correctly. If a Sub-Adviser incorrectly forecasts these factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss and the Fund might have been in a better position if it had not employed that derivatives strategy at all. Also, suitable derivative transactions may not be available in all circumstances and the Sub-Advisers may choose not to use derivatives that are available to reduce portfolio risk or otherwise.

The Fund’s use of derivative strategies involves some special risks, including the risk of a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to, among other reasons, (a) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, (b) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (c) the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. See “Tax Matters.”

If other types of derivative instruments not described in this section are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objective.

Futures Contracts and Options on Futures Contracts. The Fund may invest in futures contracts and options thereon (“futures options”), including with respect to equity securities, indexes, currencies or other instruments or assets, as well as purchase put and call options on such futures contracts. The Fund may incur commission expenses when it opens or closes a futures position.

A futures contract is an agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the security) at a specified price and time. A futures contract on an index (an “Index Future”) is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500; the S&P Midcap 400; the Nikkei Stock Average; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Straddles of Futures. The Fund may write straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In these cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Tax Matters.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options, including as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful.

The Fund may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by The Fund. The Fund may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund may also use related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

Unlike futures contracts, forward contracts:

(i)	do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

(ii)	are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts, which are traded only on exchanges regulated by the Commodity Futures Trading Commission;

(iii)	do not require an initial margin deposit; and

(iv)	may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986 (the “Code”). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Tax Matters.”

Additional Risks of Options, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options contracts, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors.

The Fund may enter into swap agreements with respect to individual securities, indexes of securities, interest rates, currencies and other assets or measures of risk or return. The Fund may also enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or “floor”; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Many swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Although it has no current intention to do so, the Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Fund’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Moreover, if a counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the specific currency, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by the Fund, the Fund must be prepared to make such payments when due.

The swaps market is a relatively new market and is largely unregulated. The Fund’s ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of the Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. See “Investments in Equity Securities.” In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Leverage and Borrowings

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances give rise to a form of financial leverage. However, the Fund ordinarily will cover its positions in these transactions so that there is no resulting leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage). To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Manager and the Sub-Advisers will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including preferred shares and borrowings that may be outstanding. Thus, the Manager and the Sub-Advisers have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Manager and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position as the writer of an index call option by segregating liquid assets at least equal in amount to the contract value of the index.

As noted above, although it has no present intention to do so, the Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement. If any preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem such preferred shares from time to time to the extent necessary in order to maintain coverage of at least 200%. As noted above, if the Fund were to issue preferred shares, the leverage obtained through the preferred shares, together with any other borrowings utilized by the Fund, would not exceed 38% of the Fund’s total assets. If the Fund were to have preferred shares outstanding, two of the Fund’s Trustees would be elected by the holders of the preferred shares, voting separately as a class. The remaining Trustees of the Fund would be elected by holders of Common Shares and the preferred shares voting together as a single class. In the event the Fund were to fail to pay dividends on any preferred shares it issues for a period of two years, the Fund’s preferred shareholders would be entitled to elect a majority of the Trustees of the Fund.

As used in this Statement of Additional Information and in the Prospectus, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding preferred shares, with no deduction for the liquidation preference of the preferred shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of and preferred shares from “net assets,” so long as any preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, and preferred shares issued by the Fund will be treated as stock (rather than indebtedness).

Warrants and Rights

A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “Other Derivatives.” Equity-linked securities may be considered to be illiquid securities.

Other Investment Companies

The Fund may invest in securities of other closed- or open-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive equity securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by a Sub-Adviser or its affiliates to the extent permitted by applicable law. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders therefore would be subject to duplicative expenses to the extent the Fund invests in other investment companies. A Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in equity securities. In addition, the securities of other investment companies may be leveraged and may therefore be subject to the same leverage risks described herein. As described in the section entitled “Leverage and Borrowings,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes. Although it has no current intention to do so, the Fund may also utilize these transactions to add leverage to its portfolio. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

The Fund may (but is not required to) segregate assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund’s limitations on borrowings. See “Leverage and Borrowings.”

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale buyback, the counterparty who purchases the security is entitled to receive any payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The applicable Sub-Adviser will monitor the creditworthiness of the counter parties.

Securities Loans

Subject to the Fund’s “Investment Restrictions” listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Fund to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. Such amounts will not be eligible to be treated as qualified dividend income. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Rule 144A Securities

The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”) (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales of securities for investment and risk management purposes.

When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses could theoretically be unlimited.

Convertible Securities

The Fund may invest in convertible securities, which are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Because most convertible securities are fixed rate instruments, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities generally have higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations.

Illiquid Securities

The Fund may invest without limit in securities which are illiquid at the time of investment. The term “illiquid securities” for this purpose is determined using the SEC’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities are considered to include repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Stocks of Small and Medium Capitalization Companies

The Fund intends to focus its investments in equity securities of large capitalization companies, but may also invest in securities of small- and mid-capitalization companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices.

The Fund may also invest in securities of companies with medium market capitalizations. These investments share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of small capitalization issuers.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by the Fund is known as “portfolio turnover.” The Fund’s Index Option Strategy may result in increased portfolio turnover to the extent that the Fund is required to sell portfolio securities to satisfy its obligations as the writer of an index call option or to realize additional gains to be distributed to shareholders if the Index Option Strategy is unsuccessful. The use of certain other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. There is no stated limit on the Fund’s portfolio turnover rate. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in equity securities generally involves the payment of brokerage commissions. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Initial Public Offerings

The Fund may purchase securities in initial public offerings (“IPOs”). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account (including the Fund) may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, if the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Short-Term Investments / Temporary Defensive Strategies

Upon recommendation of a Sub-Adviser, for temporary defensive purposes, the Fund may deviate from its investment objective and the typical portfolio securities in which the Fund invests by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when this occurs. The Fund also may deviate from its investment objective in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested. See “Use of Proceeds” in the Prospectus.

Corporate Bonds

The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. corporations, foreign corporations, domestic banks, foreign banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The Fund’s investments in corporate bonds are subject to a number of risks described in the Prospectus and/or elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which a Sub-Adviser has made a credit quality assessment. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank	Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs,

mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than larger capitalization stocks.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not receive on a current basis cash payments from an issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related securities and in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may also invest in other asset-backed securities.

Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Variable and Floating Rate Securities

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA and the FHLMC, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government sponsored enterprises such as Federal Home Loan Banks, FNMA, FHLMC, and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government, and include increased credit risks. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when a the Manager believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding shares:

(1) Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2) With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(5) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(6) Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7) Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the applicable Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

To the extent the Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of the Fund’s Declaration of Trust (the “Declaration”), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Connor Age 70	Trustee	Since Inception (March, 2005.)	Trustee, Fixed Income SHares, Nicholas-Applegate Convertible & Income Fund, Nicholas Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO High Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund and NFJ Dividend,	22	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
			Interest & Premium Strategy Fund; Director, Municipal Advantage Fund, Inc.; Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney.

John J. Dalessandro II Age 66	Trustee	Since Inception (March, 2005.)	Trustee, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO High Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund and NFJ Dividend, Interest & Premium Strategy Fund. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.	17	None.

Hans W. Kertess Age 66	Trustee	Since Inception (March, 2005.)	President, H. Kertess & Co.; Trustee, PIMCO Corporate Income Fund, PIMCO High Income Fund, Nicholas Applegate Convertible & Income Fund II, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund	17	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund and NFJ Dividend, Interest & Premium Strategy Fund; Formerly, Managing Director and Consultant, Royal Bank of Canada Capital Markets.

In accordance with the Fund’s staggered board (see “Anti-Takeover and Other Provisions in the Declaration of Trust”), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of shareholders.

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel Age 40	President and Chief Executive Officer	Since inception (March, 2005.)	Executive Vice President and Chief Administrative Officer, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer, PIMCO Advisors VIT (formerly OCC Accumulation Trust); President and Chief Executive Officer, Fixed Income SHares, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund and NFJ Dividend, Interest & Premium Strategy Fund.

Lawrence G. Altadonna Age 38	Treasurer; Principal Financial and Accounting Officer	Since inception (March, 2005.)	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Corporate Opportunity Fund, PIMCO Corporate Income Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Municipal Advantage Fund, Inc., PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund and NFJ Dividend, Interest & Premium Strategy Fund; Treasurer, Fixed Income SHares; Assistant Treasurer, PIMCO Advisors VIT (formerly OCC Accumulation Trust). Formerly, Director of Fund Administration, Prudential Investments.

Thomas J. Fuccillo 1345 Avenue of the Americas New York, NY 10105 Age 36	Secretary and Chief Legal Officer	Since inception (March, 2005.)	Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Municipal Advantage Fund Inc., Fixed Income SHares and PIMCO Advisors VIT. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Youse Guia 888 San Clemente Drive, Suite 100 Newport Beach, CA 92660 Age 32	Chief Compliance Officer	Since inception (March, 2005.)	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer, PIMCO Funds: Multi-Manager Series, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO

California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Municipal Advantage Fund, Inc, Fixed Income SHares and PIMCO Advisors VIT. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).

Newton B. Schott, Jr. 2187 Atlantic Street Stamford, CT 06902 Age 62	Vice President	Since inception (March, 2005.)	Managing Director, Chief Administrative Officer, General Counsel and Secretary, Allianz Global Investors Distributors LLC; Managing Director, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Vice President and Secretary, PIMCO Funds: Multi-Manager Series; Vice President, Fixed Income SHares, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund and NFJ Dividend, Interest & Premium Strategy Fund; Executive Vice President, Municipal Advantage Fund, Inc.

Jennifer A. Patula Age 26	Assistant Secretary	Since inception (March, 2005.)	Fund Administrator, Allianz Global Investor, L.P., Assistant Secretary, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Municipal Advantage Fund, Inc. and PIMCO Advisors VIT.

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Fund
Brian S. Shlissel	See above.
Lawrence Altadonna	See above.
Newton B. Schott, Jr.	See above.
Thomas J. Fuccillo	See above.
Youse Guia	See above.
Jennifer A. Patula	See above.

Committees of the Board of Trustees

Audit Oversight Committee

The Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Fund, and services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager and the Sub-Advisers, and the entities in a control relationship with the Manager or Sub-Advisers that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. Messrs. Connor, Kertess and D’Alessandro, each of whom is an Independent Trustee, serve on this committee.

Nominating Committee

The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Connor and Kertess, each of whom is an Independent Trustee, serve on this committee.

Valuation Committee

The Board has a Valuation Committee, to which the Board has delegate the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and Sub-Advisers regarding fair value and liquidity determinations made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. Messrs. Connor and Kertess, each of whom is an Independent Trustee, serve on this committee.

Compensation Committee

The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, Sub-Advisers or any entity controlling, controlled by or under common control with the Manager or Sub-Advisers. Messrs. Connor and Kertess, each of whom is an Independent Trustee, serve on this committee.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2004:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert E. Connor	None.	None.
John J. Dalessandro II	None.	None.
Hans W. Kertess	None.	None.

For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2004:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Robert E. Connor	None.
John J. Dalessandro II	None.
Hans W. Kertess	None.

As of April 22, 2005, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

As of April 22, 2005, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund’s outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund’s outstanding equity securities on such date.

Shareholder	Number of Common Shares	Percentage of the Fund’s outstanding shares as of April 22, 2005
Allianz Global Investors of America, L.P., 1345 Avenue of the Americas New York, New York 10105	4,189	100%

Compensation

Messrs. Connor, Kertess and Dalessandro also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the “Municipal Funds”), Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund and NFJ Dividend, Interest & Premium Strategy Fund, seventeen closed-end funds for which the Manager serves as investment manager and affiliates of the Manager serve as portfolio manager. Mr. Connor also is a director or trustee, as the case may be, of one open-end investment company (comprising four separate investment portfolios). As indicated above, certain of the officers of the Fund are affiliated with the Manager.

The Municipal Funds, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO

Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund and the Fund (together, the “Allianz Closed-End Funds”) are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, NACM, PEA or any entity controlling, controlled by or under common control with the Manager, NACM or PEA, receives compensation for their attendance at joint meetings and their service on Board committees. For their service as Trustees of the Allianz Closed-End Funds, Messrs. Connor, Kertess and Dalessandro receive $25,000 for each joint meeting for the first four joint meetings in each year and $5,000 for each additional joint meeting in such year if the meetings are attended in person. Messrs. Connor, Kertess and Dalessandro receive $1,000 per joint meeting if the meetings are attended telephonically. For their services as members of various Audit Oversight Committees, Messrs. Connor, Kertess and Dalessandro will each receive $1,000 per fund per meeting respectively, for each of those Allianz Closed-End Funds for which they serve as Trustee. Mr. Kertess receives $500 per fund per year for each of the Allianz Closed-End Funds for which he serves as Chair of the Audit Committee. Trustees will also be reimbursed for meeting-related expenses. As Chairman of the Allianz Closed-end Funds, Mr. Connor receives $2,500 per fund per year.

Each Trustee’s compensation and other costs of joint meetings will be allocated pro rata among the Allianz Closed-End Funds for which such Trustee serves as Trustee based on each such Fund’s relative net assets.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending February 28, 2006. For the calendar year ended December 31, 2004, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the “Fund Complex.” Each officer or Trustee who is a director, officer, partner or employee of the Manager, a Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or a Sub-Adviser serves without any compensation from the Fund.

Name of Trustee	Estimated Compensation from the Fund for the Fiscal Year Ending February 28, 2006*	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2004
Robert E. Connor	$4,000	$151,286
John J. Dalessandro II	$1,700	$121,539
Hans W. Kertess	$1,700	$131,705

*	Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the Allianz Closed-End Funds for which the particular Trustee serves.

The Fund has no employees. Its officers are compensated by the Manager and/or the Sub-Advisers.

Codes of Ethics

The Fund, the Manager, NACM and PEA have each adopted codes of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, directors and officers of the Manager and Sub-Advisers, and other employees of the Manager and Sub-Advisers who are “access persons” of the Fund as defined in Rule 17j-1 under the 1940 Act. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager, NACM and PEA have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

I NVESTMENT MANAGER AND SUB-ADVISERS

Investment Manager

The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”). Allianz Global Investors was organized as a limited partnership under Delaware law in 1987. Allianz Global Investors sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Life is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz Global Investors. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“AZOA”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America, Inc. is a wholly-owned subsidiary of Allianz Aktiengesellschaft (“Allianz AG”). Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in Allianz Global Investors. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660. Allianz Global Investors’ (1) address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

The general partner of Allianz Global Investors has substantially delegated its management and control of Allianz Global Investors to an Executive Committee. The Executive Committee of Allianz Global Investors is comprised of William S. Thompson, Jr. and David C. Flattum.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of March 31, 2005, the Manager had approximately $39.3 billion in assets under management. As of March 31, 2005, Allianz Global Investors and its subsidiaries, including NACM and PEA, had approximately $578.2 billion in assets under management.

AZOA has entered into a put/call arrangement for the possible disposition of Pacific Life’s indirect interest in Allianz Global Investors. Pursuant to this agreement, in any month subsequent to March 2004, Pacific Life and AZOA can put or call, respectively, all of the Class E Units. The repurchase price for the remaining Class E Units is calculated based on the financial performance of Pacific Investment Management Company LLC over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.

As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG (“Munich Re”). Allianz AG in turn owns Dresdner Bank AG. Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein and Dresdner Kleinwort Benson, may be considered to be affiliated persons of the Manager, NACM and PEA. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. NACM and PEA do not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect their ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained NACM and PEA to serve as the Fund’s Sub-Advisers.

Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund’s investment objective, policies and restrictions; provided that, so long as NACM and PEA serve as the Sub-Advisers for the Fund, the Manager’s obligation under the Investment Management

Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with NACM and PEA the investment policies of the Fund.

Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under “Portfolio Transactions—Brokerage and Research Services,” the Fund’s portfolio transactions may be placed with broker-dealers which furnish the Manager, NACM and PEA, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 1.00% of the Fund’s average daily total managed assets for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not “interested persons” of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Sub-Advisers

NACM and PEA each serve as sub-adviser for the Fund pursuant to separate portfolio management agreements (the “Portfolio Management Agreements,” and individually, a “Portfolio Management Agreement”) between the relevant Sub-Adviser and the Manager. NACM is responsible for managing the Fund’s international equity portfolio and PEA is responsible for implementing the Fund’s Index Option Strategy. Under each Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, the Sub-Adviser’s obligation is to furnish continuously an investment program with respect to the portfolio (in the case of NACM) or the Index Option Strategy (in the case of PEA)

of the Fund, to make related investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and/or other investments or instruments for the portfolio or strategy.

Under the Portfolio Management Agreement with NACM, the Manager (and not the Fund) has agreed to pay to NACM a portfolio management fee, payable on a monthly basis, at the annual rate of 0.33% of the Fund’s average daily total managed assets. Under the Portfolio Management Agreement with PEA, the Manager (and not the Fund) has agreed to pay to PEA a portfolio management fee, payable on a monthly basis, at the annual rate of 0.23% of the Fund’s average daily total managed assets.

NACM. NACM is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership). NACM is wholly owned by Nicholas-Applegate Holdings LLC, a Delaware limited liability company, which is a wholly owned subsidiary of Allianz Global Investors U.S. Equities LLC (“AGI Equities”), a Delaware limited liability company. ADAM Equities is a wholly owned subsidiary of Allianz of America.

NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. As of March 31, 2005, NACM had approximately $14.2 billion in assets under management. NACM is located at 600 West Broadway, 30th Floor, San Diego, California 92101.

The following summarizes the structure of and methods used to determine the compensation of each individual (as listed in the Prospectus) that shares primary responsibility for the day-to-day portfolio management of the Fund’s international equity investments (the “NACM Portfolio Managers”):

Base salary. Each NACM Portfolio Manager is paid a fixed base salary which is set at a level determined by NACM. In setting the base salary, the firm’s intention is to be competitive in light of the particular individual’s level of experience and responsibilities. NACM continually reevaluates its compensation policies in comparison to compensation levels in the industry. The firm’s goal is to offer portfolio managers compensation and benefits in the top quartile for comparable experience, as measured by industry surveys produced by McLagan and ECS (Watson Wyatt Data Services).

Annual bonus or profit sharing opportunity. Each NACM Portfolio Manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including the Fund, as well as the individual’s performance, the performance of the portfolio management team and the overall success of the firm. Approximately 75% of each NACM Portfolio Manager’s bonus is based on one- and three-year annualized performance of client accounts under his or her management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account’s individual benchmark (which includes the Russell 1000 Growth Index, the Russell 2000 Growth Index, the Russell 2000 Index, the Russell 2500 Growth Index, the Russell Mid-Cap Index, the S&P 500 Index, the S&P 400 Index,

the MSCI EAFE Index, and the MSCI World Index) (representing approximately one half of the calculation) and the accounts’ peer rankings in institutional consultant universes (representing the other half). In the case of the Fund, the benchmark against which the performance of the Fund’s international equity portfolio will be compared for these purposes is the MSCI EAFE Index. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. The qualitative review evaluates each NACM Portfolio Manager based on the individual’s contribution to the implementation of the investment process of his or her accounts, including the Fund. The lead portfolio manager (Dr. Nutt in the case of the Fund) evaluates the other members of the portfolio management team. The Chief Investment Officer (Mr. Valeiras) evaluates the lead portfolio manager.

Each NACM investment team, including the team for the Fund, has a profit-sharing plan. Each team receives a pool which is based on “EBITDA” (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer and lead portfolio manager determine allocations among the team. The profits to be allocated increase with the profitability of the applicable accounts. In addition to any bonus paid by NACM, Allianz of America has established a Long Term Cash Bonus Plan for certain employees of its operating companies, including NACM. The plan provides awards that are valued based on the operating earnings growth of the companies under Allianz of America, as well as the target achievement of the companies’ average operating earnings on a three-year basis. The cash awarded to NACM employees under the plan is calculated three-years after it is awarded, when it vests in full.

Participation in retirement or profit sharing plans. The NACM Portfolio Managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Conflicts of interest. NACM and its officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions which may or may not correspond with transactions effected or positions held in the Fund. It is understood that when NACM determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in an investment opportunity, NACM will seek to execute orders for the Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Fund and other Managed Accounts is not assured. In such situations, NACM may (but is not be required to) place orders for the Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, NACM may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, NACM may allocate the securities traded among the Fund and other Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Fund and each other Managed Account as well as any other factors which it deems relevant.

NACM also manages hedge funds that may sell securities short, including securities with respect to which other Managed Accounts hold long positions. The portfolio managers and traders for these hedge funds are not separated from the rest of NACM’s investment personnel and therefore have access to full information about NACM’s investment research and the investment decisions and strategies being employed for the Managed Accounts. These hedge funds pay NACM management fees at rates comparable to those paid by the Fund and other Managed Accounts. NACM also receives a significant share of any profits earned by the hedge funds as incentive compensation. As a result, NACM may have a conflict between their own interests and the interests of other NACM investment advisory clients in managing the portfolios of these hedge funds.

However, the hedge funds managed by NACM do not invest in or short securities in which the Fund will invest. The NACM Portfolio Managers manage no such hedge funds, nor do the NACM Portfolio Managers manage any other account with respect to which an advisory fee is based on the performance of the account. Accordingly, because the hedge funds no not currently engage in investment strategies involving international equity securities, NACM does not believe that there are any material conflicts of interest that will arise in connection with the NACM Portfolio Managers’ management of the international equity portfolio for the Fund and the management of such hedge funds. More generally, however, in order to minimize these potential conflicts of interest, NACM has adopted various procedures and safeguards. For example, except for short sales done to take advantage of short-term volatility, NACM will not sell a security short that another Managed Account owns until (1) it discloses to the relevant portfolio managers its intention to short and the reasons for selling short and (2) allows the portfolio managers a reasonable time to make an investment decision to hold or sell that security.

Other Accounts Managed. The following summarizes information regarding each of the other accounts managed by the NACM Portfolio Managers as of February 28, 2005.

Account Type	Stacey R. Nutt		David Vaughn		Antonio Ramos		Zhuanxin Ding
	#	AUM($)	#	AUM($)	#	AUM($)	#	AUM($)
Other investment companies	15	$175,020,084	15	$175,020,084	15	$175,020,084	15	$175,020,084
Other pooled investment vehicles	1	$5,600,917	1	$5,600,917	1	$5,600,917	1	$5,600,917
Other accounts	77	$2,947,551,849	77	$2,947,551,849	77	$2,947,551,849	77	$2,947,551,849

Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the NACM Portfolio Managers as of February 28, 2005:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Stacey R. Nutt	None.
David Vaughn	None.
Antonio Ramos	None.
Zhuanxin Ding	None.

PEA. PEA, an indirect wholly-owned subsidiary of Allianz of America, provides equity-related advisory services to mutual funds and institutional accounts. As of March 31, 2005, PEA provides asset management services with respect to approximately $4.6 billion in assets, involving discretionary management of portfolio securities ($2.8 billion) and the implementation of options strategies ($1.8 billion). PEA is located at 1345 Avenue of the Americas, 50th Floor, New York, New York 10105.

The following summarizes the structure of and methods used to determine the compensation of the individual (as listed in the Prospectus) that has primary responsibility for the day-to-day implementation of the Fund’s Index Option Strategy (the “PEA Portfolio Manager”):

Base salary. The PEA Portfolio Manager is paid a fixed base salary that is set at a level determined by PEA. In setting the base salary, the firm’s intention is to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus. The PEA portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus forms the majority of the individual’s annual cash compensation and is based on the performance of the Fund’s Index Option Strategy, relative to other products with the same investment style (i.e., other covered-call related strategies), as well as the absolute returns produced by the Index Option Strategy. Also, as discussed above, in addition to any bonus paid by PEA, Allianz of America has established a Long Term Cash Bonus Plan for certain employees of its operating companies, including PEA. The plan provides awards that are valued based on the operating earnings growth of the companies under Allianz of America, as well as the target achievement of the companies’ average operating earnings on a three-year basis. The cash awarded to PEA employees under the plan is calculated three-years after it is awarded, when it vests in full.

Participation in group retirement plans. The PEA Portfolio Manager is eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Conflicts of Interest. PEA does not currently manage any other funds or accounts which engage in international index options writing strategies similar to the Fund’s Index Option Strategy. PEA does manage one other closed-end investment company which employs an index option strategy with respect to domestic equity securities (NFJ Dividend, Interest & Premium Strategy Fund). Additionally, PEA currently provides an index option strategy on behalf of a closed-end investment company which recently completed its registration, but that fund’s strategy will not involve international index options. Accordingly, PEA does not believe that there are currently any material conflicts of interest that will arise in connection with the PEA Portfolio

Manager’s management of the Index Option Strategy for the Fund and his management of other accounts.

Other Accounts Managed. The following is a summary of each of the other accounts managed by the PEA Portfolio Manager as of February 28, 2005:

Account Type	Greg Tournant/PEA
	#	AUM($)
Other Investment Companies	3	$2,285,824,330	*
Other pooled investment vehicles	0	0
Other accounts	6	$26,185,761

*	Represents discretionary management of portfolio securities ($745,584,317) and implementation of options strategies ($1,540,240,013). None of the accounts managed by the PEA Portfolio Manager charge an advisory fee which is based upon the performance of the account.

Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the PEA Portfolio Manager as of February 28, 2005:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Greg Tournant	None.

Certain Terms of the Investment Management and Portfolio Management Agreements

The Investment Management Agreement and the Portfolio Management Agreements will be approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Manager or the Sub-Advisers). The Investment Management Agreement and Portfolio Management Agreements will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager, the applicable Sub-Adviser, or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. The Investment Management Agreement and each of the Portfolio Management Agreements automatically terminates on assignment. The Investment Management Agreement may be terminated on not less that 60 days’ notice by the Manager to the Fund or by the Fund to the Manager. Each Portfolio Management Agreement may be terminated on not less than 60 days’ notice by the Manager to the applicable Sub-Adviser or by the Sub-Adviser to the Manager, or by the Fund at any time by notice to the Manager and the applicable Sub-Adviser.

The Investment Management Agreement and the Portfolio Management Agreements each provide that the Manager or Sub-Adviser, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Basis for Approval of the Investment Management and Portfolio Management Agreements

In determining to approve the Investment Management Agreement and the Portfolio Management Agreements, the Trustees met with the relevant investment advisory personnel from the Manager and the Sub-Advisers and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See “Management of the Fund” in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and the Sub-Advisers were appropriate to fulfill effectively the duties of the Manager and Sub-Advisers on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and the Sub-Advisers, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

The Trustees received information concerning the investment philosophy and investment process to be applied by the Sub-Advisers in managing the Fund. In this connection, the Trustees considered the Sub-Advisers’ in-house research capabilities as well as other resources available to the Sub-Advisers’ personnel, including research services available to the Sub-Advisers as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and Sub-Advisers to the Fund under the Investment Management Agreement and Portfolio Management Agreements, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager’s and Sub-Advisers’ standard of care was comparable to that found in most investment company advisory agreements. See “—Certain Terms of the Investment Management and Portfolio Management Agreements” above. The Trustees concluded that the nature, extent and quality of the Manager’s and the Sub-Advisers’ services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions, tax and reporting requirements and related shareholder services.

Based on information provided by third parties and the Manager, the Trustees reviewed the performance of other closed-end and open-end funds and accounts with similar investment strategies to the Fund managed by the Manager and/or the Sub-Advisers over various time periods. The Trustees noted the strong performance record of the NACM Internation Fund. The Trustees also considered the management fees, sub-advisory fees and estimated expense ratio of the Fund and the advisory fees and total expense ratios of other closed-end funds with similar investment objectives and policies to the Fund in the marketplace, as well as open- and closed-end funds managed by the Manager and/or the Sub-Advisers based on information provided by the Manager and third parties. The Trustees observed that the NACM International Fund had lower advisory fees than those proposed for the Fund, but noted that fund does not employ a covered call strategy. The Trustees also considered, as applicable, the advisory fees charged by the Sub-Advisers to institutional accounts with comparable investment objectives and policies to the Fund or a component of the Fund. As a closed-end investment company, the Fund does not currently intend to raise additional assets after its initial public offering, so the assets of the Fund will grow only through the investment performance of the Fund’s portfolio securities. Therefore, the Trustees did not consider potential economies of scale as a principal factor in considering the proposed management and sub-advisory fees. In light of the nature and quality of the management and sub-advisory services to be provided to the Fund by the Manager and the Sub-Advisers, the Trustees determined, based on these and other factors that the proposed management and sub-advisory fees were reasonable.

The Trustees considered the quality of the services to be provided by the Manager and the Sub-Advisers to the Fund. The Trustees also evaluated the procedures of the Manager and the Sub-Advisers designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see “Management of the Fund—Code of Ethics” above), the procedures by which the Sub-Advisers allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Sub-Advisers in these matters. The Trustees also received information concerning standards of the Manager and the Sub-Advisers with respect to the execution of portfolio transactions. See “Portfolio Transactions” below.

The Trustees also considered the character and amount of other benefits that may be received by the Manager and the Sub-Advisers from serving as investment manager or sub-adviser to the Fund, as applicable. The Trustees considered the advantages and possible disadvantages to the Fund of having an investment manager and sub-advisers that also serve other closed- and open-end investment companies as well as other accounts. The Trustees also considered possible benefits to the Manager and the Sub-Advisers from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to the Manager and the Sub-Advisers, such as reputational value derived from serving as investment manager or sub-adviser to the Fund.

The non-interested Trustees were assisted in the process by which they considered approval of the Fund’s Investment Management Agreement and Portfolio Management Agreements by independent legal counsel to such Trustees, from whom they received separate legal advice and with whom they met separately. Based upon their review, the Trustees determined to approve the Fund’s proposed Investment Management Agreement and Portfolio Management Agreements.

Proxy Voting Policies

The Fund and its Board of Trustees have delegated to the Manager, and the Manager has in turn delegated to NACM, responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with NACM’s proxy voting policies and procedures. Copies of the proxy voting policies and procedures to be followed by NACM on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, are attached hereto as Appendix B (“Proxy Voting Policies”). Information regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period will be made available without charge at the Fund’s website at http://www.allianzinvestors.com/misc/ProxyPolicy09082003.jsp or on the website of the Securities and Exchange Commission at http://www.sec.gov.

P ORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of the Manager and each Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and the Sub-Advisers. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or a Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or a Sub-Adviser, as applicable. The Manager or a Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or a Sub-Adviser, as applicable, believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Subject to the supervision of the Manager, NACM places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund’s international equity portfolio and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. Subject to the supervision of the Manager, PEA places all such orders for options contracts in implementing the Index Option Strategy. In so doing, each Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions, if applicable, as described below. In seeking the most favorable price and execution, each Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or instrument, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Subject to the supervision of the Manager, each Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities or other investments for the account of the Fund, each Sub-Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, each Sub-Adviser may receive research services from many broker-dealers with which the Sub-Adviser places the Fund’s portfolio transactions. A Sub-Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to a Sub-Adviser is reduced because the Sub-Adviser and its affiliates receive such services.

As permitted by Section 28(e) of the 1934 Act, each Sub-Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in such Act) to that Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or a Sub-Adviser, subject to certain restrictions discussed above under “Investment Manager and Sub-Advisers—Investment Manager.”

References to each Sub-Adviser in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Sub-Adviser and place orders for the purchase and sale of portfolio investments.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to make quarterly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive substantially all of its current income and gains from the following sources: (i) capital gains from net index option premiums and the sale of portfolio securities; (ii) dividends received by the Fund that are paid on the common stocks and other equity securities held by the Fund. The Fund’s distribution rate will depend on a number of factors and gains from the sources described above.

The Fund’s quarterly distributions will be made from the Fund’s net investment income and net short-term gains from index option premiums and the sale of portfolio securities. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant fiscal year. For example, the Fund may distribute amounts early in the calendar year that derive from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a return of capital, which will be tax free, up to the amount of a shareholder’s tax basis in its shares, with any amounts exceeding such basis treated as gain from the sale of shares.

As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net realized long-term capital gains not previously distributed. The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain dividends being comprised more heavily of long-term capital gains eligible for favorable income tax rates. During periods in which the option strategy does not generate sufficient option premiums or results in net losses, a substantial portion of the Fund’s dividends may be comprised of capital gains from the sale of equity securities, which would involve transaction costs borne by the Fund and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates (particularly during the initial year of the Fund’s operations).

To permit the Fund to maintain a more stable quarterly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

Your initial distribution is expected to be declared approximately 60 days, and paid approximately 120 days, from the completion of this offering, depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan” in the Prospectus. Although it does not now intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust—Shareholder Liability” below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value, although they have during some periods traded at prices equal to or higher than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and payment or reimbursement of offering expenses. Net asset value fluctuations are expected to be greater if the Fund has a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund’s net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Common Shares; Conversion to Open-End Fund” and the Prospectus under “Leverage and Borrowings” and “Description of Shares.”

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees.

In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund.

Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s Common Shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the SEC.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s Index Option Strategy, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1934 Act, as amended, and the 1940 Act and the rules and regulations thereunder.

The Fund’s Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging (if any) and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust—Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares in order to authorize a conversion.

If the Fund converted to an open-end company, the Fund’s Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its Common Shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s Common Shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s Common Shares may be the subject of repurchase or tender offers at or below net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, and the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale of or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions would potentially be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain (the excess, if any, of net long-term capital gains over net short-term capital losses). If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of such income to its shareholders.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund is treated as having owned for more than one year and of a portion of premiums from options that are subject to mark-to-market treatment, if any, will be taxable as long-term capital gains, if they are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Capital losses may be carried forward to each of the eight taxable years succeeding the loss year. Distributions of gains from the sale of investments that the Fund owned for one year or less, and in general net premiums from writing call options on securities or indices of securities the Fund writes that are treated as short-term capital gains (as reduced by any capital losses of the Fund, including from capital loss carryforwards) will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held (and treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. Fund dividends representing distributions of interest income and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. Because qualified dividend income includes only income (and not gains), the Fund’s gains from index option premiums and gains from sales of portfolio securities held (or treated for federal income tax purposes as having been held) for a year of less will not qualify for such treatment.

In light of this, the Fund expects that a substantial portion of Fund distributions will not consist of qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

The long-term capital gain rates applicable to most individual shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008.

Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income) in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares. Shareholders who tender all Common Shares will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

Options, Futures, Forward Contracts and Swap Agreements. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be, among other things, to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Call option premiums received by the Fund will generally be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain or loss, unless the option is actually exercised after the Fund has met the one-year holding period for the underlying stock; consequently, distributions of such premiums will generally be taxable to the shareholders as ordinary income. It is possible that some of the options written by the Fund will be subject to mark-to-market treatment, and gains or losses will be recognized based on the fair market value of such options on October 31 and at the end of the Fund’s taxable year; under this system 60% of the gains or losses will be treated as long-term and 40% will be treated as short-term capital gains or losses. Put options purchased for stocks that the Fund owns may terminate the holding period for such stocks under the federal income tax rules. In addition, call options that are considered “covered” for federal income tax purposes (that is, options on indexes or other products that include stocks that significantly overlap with the stocks owned by the Fund and that are considered to substantially diminish the Fund’s risk of loss in either position under IRS regulations) and other devices used by the Fund may be subject to the loss-deferral and holding period adjustment provisions of the federal income tax straddle rules. The straddle rules require that certain losses be deferred. In addition the holding period for positions governed by theses rules will generally not being until after the offsetting position is no longer outstanding. Consequently, gains that would otherwise constitute long-term capital gains may be treated as short-term, and distributions that would otherwise constitute “qualified dividend income” may not satisfy the holding period requirements and therefore may be taxed at the rates applicable to ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described under “—Return of Capital Distributions.” If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss for tax purposes. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss for tax purposes. This may produce a difference between the Fund’s book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as expected, more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect, in certain circumstances, to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Dividends Received Deductions. Dividends of net investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from U.S. (domestic), but generally not foreign, corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 91 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Certain Investments in REITs. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keough plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest directly in residual interests in REMICs or to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund before January 1, 2008, provided it is reasonably able to make the proper designations, the Fund will not be required to withhold any amounts with respect to (i) distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses. In addition, as indicated below, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute U.S. real property interests (“USRPIs”) or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Before January 1, 2008, if the Fund is a U.S. real property holding corporation the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a regulated investment company that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the regulated investment company was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial (“Bloomberg”) and Lipper, that the Fund believes to be generally accurate.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

SHAREHOLDER SERVICING AGENT, CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

UBS Securities LLC, 299 Park Avenue, New York, New York 10171, serves as shareholder servicing agent for the Fund.

State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of but do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees of

Nicholas-Applegate International & Premium Strategy Fund

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) at April 20, 2005 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 21, 2005

FINANCIAL STATEMENTS

Nicholas-Applegate International & Premium Strategy Fund

Statement of Net Assets

April 20, 2005

Assets:
Cash	$100,012

Net Assets	100,012

Net Assets (4,189 shares of $0.00001 par value shares of beneficial interest issued and outstanding; unlimited shares authorized)	$100,012

Net asset value per share	$23.875

Notes to Statement of Net Assets:

1. Organization

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. The Fund has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Allianz Global Investors of America, L.P. (“Allianz Global”) of 4,189 shares of beneficial interest at an aggregate purchase price of $100,012. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager, and is an indirect, wholly-owned subsidiary of Allianz Global and an indirect, majority-owned subsidiary of Allianz AG, a publicly traded German insurance and financial services company. The Investment Manager has agreed to pay the Fund’s organizational expenses of approximately $20,000 as well as the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses of $.005 per share) exceeds $0.05 per common share issued. The Fund’s offering costs are estimated to be $725,000 assuming 8,000,000 shares of beneficial interest are sold in the Fund’s initial public offering. Offering costs will be charged to paid-in capital at the time such shares of beneficial interest are issued. The actual number of shares that are sold in the initial public offering, and associated offering costs, may differ significantly from the above estimates.

2. Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.

The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

3. Investment Manager and Related Parties

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refers to the total assets of the Fund (including assets attributable to any preferred shares or borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Investment Manager has retained its affiliates, Nicholas-Applegate Capital Management LLC (“NACM”) and PEA Capital LLC (“PEA”), to manage the Fund’s investments. The Investment Manager (not the Fund) will pay a portion of the fees it receives as Investment Manager to NACM and PEA, pursuant to portfolio management agreements, at the annual rate of 0.33% and 0.23%, respectively, of the Fund’s average daily total managed assets.

4. Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Fund to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Fund.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Fund.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to debt securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

APPENDIX B

PROXY VOTING POLICIES

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Proxy Voting Summary

Revised 11/9/04

Nicholas-Applegate Capital Management takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

A Proxy Committee, including executive, investment, sales, marketing, compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures on a regular basis and makes such changes as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Glass Lewis, a third-party proxy voting service to which we subscribe.

We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines, taking into account Glass Lewis recommendations and/or investment team input. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.

To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.

The proxy voting and recordkeeping are provided through a third party vendor, Investor Responsibility Research Center (“IRRC”). We maintain proxy voting records for all accounts and make these records available to clients at their request.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Proxy Voting Guidelines

Revised 11/9/04

I	External Auditor

A.	Auditors

Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Additionally, we may vote against ratification of auditors:

•	When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

•	If there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g. a restatement due to a reporting error).

•	When the auditor performs tax shelter work or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

•	When audit fees are excessively low, especially when compared with other companies in the same industry.

•	When the company has aggressive accounting policies.

II	Board of Directors

A.	Director Nominees

Votes on director nominees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

•	Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

•	Executive Compensation

•	Director Compensation

•	Corporate Governance Provisions and Takeover Activity

•	Criminal Activity

•	Investment in the Company

•	Interlocking Directorships

•	Inside, Outside, and Independent Directors

•	Board Composition

•	Number of Other Board Seats

•	Any problems or issues that arose on Other Board assignments

•	Support of majority-supported shareholder proposals.

B.	Director Indemnification and Liability Protection

1.	Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

2.	Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

3.	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

4.	Vote for only those proposals providing such expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director’s legal expenses would be covered.

C.	Director Duties and Stakeholder Laws

Vote against management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.	Director Nominations

Vote in accordance with Glass Lewis shareholder proposals asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management’s director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.	Inside Versus Independent Directors

1.	Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

2.	Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F.	Stock Ownership Requirements

Vote in accordance with Glass Lewis on shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.	Term of Office

Vote against proposals to limit the tenure of outside directors.

III	Proxy Contests and Corporate Defenses

A.	Proxy Contests for Board Seats

All votes in a contested election of directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

B.	Classified Boards

1.	Vote against proposals to classify the board.

2.	Vote for proposals to repeal a classified board, and to elect all directors annually.

C.	Cumulative Voting

1.	Vote for proposals to permit cumulative voting in the election of directors.

2.	Vote against proposals to eliminate cumulative voting in the election of directors.

D.	Director Nominations

Vote against management proposals to limit shareholders’ ability to nominate directors.

E.	Shareholders’ Right to Call Special Meetings

1.	Vote against management proposals to restrict or prohibit shareholders’ ability to call special meetings.

2.	Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F.	Shareholder Action by Written Consent

1.	Vote against management proposals to restrict or prohibit shareholders’ ability to take action by written consent.

2.	Vote for shareholder proposals to allow or make easier shareholder action by written consent.

G.	Size of the Board

1.	Vote for proposals that seek to fix the size of the Board.

2.	Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.

H.	Shareholders’ Ability to Remove Directors

1.	Vote against proposals that state directors may be removed only for cause.

2.	Vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

IV	Tender Offers and Corporate Defenses

A.	Fair Price Provisions

1.	Vote in accordance with Glass Lewis analysis and recommendation on management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

2.	Vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B.	Greenmail

1.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3.	Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.

C.	Poison Pills

1.	Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

2.	Shareholder proposals to redeem a company’s poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

3.	Management proposals to ratify a poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D.	Stakeholder Provisions

Vote against management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.

E.	Super-majority Vote Requirement to Approve Mergers

1.	Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

2.	Vote against management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations.

F.	Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

1.	Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

2.	Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.

G.	Unequal Voting Rights

Vote in accordance with Glass Lewis analysis and recommendation on proposals for dual class exchange offers and dual class recapitalizations.

H.	Existing Dual Class Companies

1.	Vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

2.	Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I.	White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

V	Miscellaneous Corporate Governance Provisions

A.	Abstention Votes

Vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting, unless that consideration is required by state law.

B.	Annual Meetings

1.	Vote against management proposals asking for authority to vote at the meeting for “other matters”.

2.	Vote against shareholder proposals to rotate the time or place of annual meetings.

C.	Confidential Voting and Independent Tabulation and Inspections

Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.	Equal Access

Vote for shareholder proposals to allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.	Bundled Proposals

Bundled or “conditioned” proxy proposals are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.	Shareholder Advisory Committee

1.	Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

2.	Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

G.	Disclosure Proposals

Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

H.	Conflict of Interest

When facing conflicts between our interests and the interests of our clients, Nicholas-Applegate will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, Nicholas-Applegate must exercise caution to ensure our clients’ interests are not compromised.

We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:

(i) identify any situation where we do not intend to vote in accordance with our normal policy on any issue;

(ii) determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;

(iii) review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);

(iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

(v) pursuant to the request of the Board of Trustees of the Nicholas-Applegate Institutional Funds, NACM will report to the Board any conflict of interest matter and how the Committee resolved it.

The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

VI	Capital Structure

A.	Common Stock Authorization

1.	Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

2.	Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

3.	Vote in accordance with Glass Lewis analysis and recommendation on proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.	Stock Distributions: Splits and Dividends

Vote in accordance with Glass Lewis analysis and recommendation on management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.	Blank Check Preferred Stock

1.	Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

2.	Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

3.	Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

4.	Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

Proposals to provide shareholders with preemptive rights are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

G.	Debt Restructuring

Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

H.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII	Executive Compensation/Employee Consideration

A.	Incentive Plans

All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

•	Necessity

•	Reasonableness Test

•	Participation

•	Dilution

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Company specific dilution cap calculated

•	Present Value of all incentives, derivative awards, cash/bonus compensation

•	Shareholder wealth transfer (dollar amount of shareholders’ equity paid it’s executives)

•	Voting power dilution - Potential percent reduction in relative voting power

•	Criteria for awarding grants

•	The pace of grants

•	The value of grants per employee compared with the Company’s peers.

•	Allowance for repricing of options

•	Past granting patterns

•	Process for determining pay levels

B.	Shareholder Proposals to Limit Executive and Director Compensation

1.	Generally, vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals that seek additional disclosure of executive and director compensation information.

2.	All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C.	Golden Parachutes

1.	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

2.	Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D.	Employee Stock Ownership Plans (ESOP)

1.	Vote in accordance with Glass Lewis analysis and recommendation on proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

2.	Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

•	Reasonableness Test

•	Participation

•	Administration

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Dilution

E.	401(k) Employee Benefit Plans

Vote in accordance with Glass Lewis analysis and recommendation on proposals to implement a 401(k) savings plan for employees.

F.	Discounted Options/Restricted Stock

Vote in accordance with Glass Lewis analysis and recommendation on discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.)

G.	Pension Fund Credits

Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.

VIII	State of Incorporation

A.	Re-Incorporation Proposals

Proposals to change a corporation’s state of incorporation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

B.	State Takeover Statutes

Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C.	State Fair Price Provisions

Proposals to opt out of S.F.P’s are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D.	Stakeholder Laws

Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.	Disgorgement Provisions

Proposals to opt out of disgorgement provisions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

IX	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:

•	Anticipated financial and operating benefits

•	Offer price (cost vs. premium)

•	Prospects of the combined companies

•	How the deal was negotiated

•	Changes in corporate governance and their impact on shareholder rights

•	Other pertinent factors discussed below.

B.	Corporate Restructurings

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C.	Spin-Offs

Votes on spin-offs are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering

•	The tax and regulatory advantages

•	Planned use of the sale proceeds

•	Market focus

•	Managerial incentives.

D.	Asset Sales

Votes on asset sales are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering

•	The impact on the balance sheet/working capital

•	The value received for the asset

•	The potential elimination of diseconomies.

E.	Liquidations

Votes on liquidations normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, after reviewing

•	Management’s efforts to pursue other alternatives

•	The appraisal value of the assets

•	The compensation plan for executives managing the liquidation.

F.	Rights of Appraisal

Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

G. Changing Corporate Name

Vote for changing the corporate name.

X	Social Issues Proposals

A.	Social Issues Proposals

Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.

XI	Proxies Not Voted

A.	Shares Out on Loan

Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B. Share-Blocking

Proxies are not voted for countries with “share-blocking”, generally, voting would restrict ability to sell shares. A list of countries with “share-blocking” is available upon request.

C.	Other

There may be circumstances, such as costs or other factors, where Nicholas-Applegate would in its reasonable discretion refrain from voting proxy shares.

PART C - OTHER INFORMATION

Item 24:	Financial Statements and Exhibits

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 (the “1940 Act”) are filed herewith as part of the Statement of Additional Information.

2.	Exhibits:

a.1	Amended and Restated Agreement and Declaration of Trust, dated March 1, 2005.(1)

a.2	Second Amended and Restated Agreement and Declaration of Trust, dated March 23, 2005.(2)

a.3	Third Amended and Restated Agreement and Declaration of Trust, dated April 20, 2005.(3)

b.1	Amended and Restated Bylaws of Registrant dated March 1, 2005.(1)

b.2 Amended and Restated Bylaws of Registrant, dated April 20, 2005.(3)

c.	None.

d.1	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Third Amended and Restated Agreement and Declaration of Trust.(3)

d.2	Article 10 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws of Registrant.(3)

d.3	Form of Share Certificate of the Common Shares.(3)

e.	Terms and Conditions of Dividend Reinvestment Plan.(3)

f.	None.

g.1	Investment Management Agreement between Registrant and Allianz Global Investors Fund Management LLC, dated as of April 20, 2005.(3)

g.2	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC, dated as of April 20, 2005.(3)

g.3	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and PEA Capital LLC, dated as of April 20, 2005.(3)

h.1	Form of Underwriting Agreement between Registrant, Allianz Global Investors Fund Management LLC and UBS Securities LLC.(3)

h.2	Form of Master Selected Dealer Agreement.(3)

h.3	Form of Master Agreement Among Underwriters.(3)

h.4	Form of Additional Compensation Agreement.(3)

h.5	Form of Shareholder Servicing Agreement between Allianz Global Investors Fund Management LLC and UBS Securities LLC.(3)

i.	None.

j.	Form of Custodian Agreement.(3)

k.1	Form of Transfer Agency Services Agreement.(3)

k.2	Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and Allianz Global Investors Fund Management LLC.(3)

l.	Opinion and consent of Ropes & Gray LLP, filed herewith.

m.	None.

n.	Consent of Registrant’s Independent Registered Public Accounting Firm.(3)

o.	None.

p.	Subscription Agreement of Allianz Global Investors of America L.P. dated April 20, 2005.(3)

q.	None.

r.1	Code of Ethics of Registrant dated April 20, 2005.(3)

r.2	Code of Ethics of Allianz Global Investors Fund Management LLC and PEA Capital LLC.(3)

r.3	Code of Ethics of Nicholas-Applegate Capital Management LLC.(3)

s.1	Power of Attorney for Mr. Connor.(2)

s.2	Power of Attorney for Mr. Dalessandro.(2)

s.3	Power of Attorney for Mr. Kertess.(2)

(1)	Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2, File No. 333-123072, filed on March 1, 2005.

(2)	Incorporated by reference to Pre-effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-2, File No. 333-123072, filed on March 30, 2005.

(3)	Incorporated by reference to Pre-effective Amendment No. 2 to the Registrant’s Initial Registration Statement on Form N-2, File No. 333-123072, filed on April 25, 2005.

Item 25:	Marketing Arrangements

See Sections 3(p), 4(h), 5(i), 8 and 9 of Exhibit h.1 of Item 24 of this Registration Statement and Sections 8, 9 and 15 of Exhibit h.3 of Item 24 of this Registration Statement.

Item 26:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$27,954
National Association of Securities Dealers, Inc. Fees	$24,250
Printing and engraving expenses	$234,296
Legal fees	$325,000
New York Stock Exchange listing fees	$20,000
Underwriter Reimbursement	$47,500
Accounting expenses	$18,000
Transfer Agent fees	$3,000
Marketing expenses	$100,000
Miscellaneous expenses	$0

Total	$800,000

Note that Allianz Global Investors Fund Management LLC has agreed to pay the amount by which the Fund’s offering costs (other than the sales load but inclusive of the reimbursement of underwriter expenses of $.005 per share) exceed $0.05 per share. Note also that Allianz Global Investors Fund Management LLC has agreed to pay all of the Fund’s organizational expenses.

Item 27:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 28:	Number of Holders of Securities

At April 21, 2005

Title of Class	Number of Record Holders
Common Shares, par value $0.00001	1

Item 29:	Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

In so far as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30:	Business and Other Connections of Investment Adviser

Descriptions of the business of Allianz Global Investors Fund Management LLC, the Registrant’s investment manager, and PEA Capital LLC and Nicholas-Applegate Capital Management LLC., the Registrant’s sub-advisers, are set forth under the captions “Investment Manager” and “Sub-Advisers” under “Management of the Fund” in both the prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Allianz Global Investors Fund Management LLC and PEA Capital LLC and Nicholas-Applegate Capital Management LLC.

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Name	Position with Advisor	Other Connections
Larry Altadonna	Senior Vice President	Vice President, OpCap Advisors LLC

Andrew Bocko	Senior Vice President and Director of IT	Senior Vice President, Allianz Global Investors U.S. Equities LLC, Allianz Global Investors of America L.P.

Cindy Columbo	Vice President

Derek Hayes	Senior Vice President

Steve Jobe	Senior Vice President

Alan Kwan	Vice President

John C. Maney	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer, Allianz Global Investors of America L.P., Chief Financial Officer, Allianz Global Investors U.S. Equities LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors CD Distributors LLC, PEA Capital LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Distributors LLC, Allianz Private Client Services LLC, and StocksPLUS Management Inc.

Andrew Meyers	Managing Director and Chief Operating Officer

Vinh T. Nguyen	Senior Vice President and Controller	Senior Vice President and Controller, Allianz Global Investors of America L.P., Allianz Global Investors U.S. Equities LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors CD Distributors LLC, PEA Capital LLC, PEA Partners LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Distributors LLC, Allianz Private Client Services LLC, and StocksPLUS Management Inc.

Francis C. Poli	Executive Vice President, Director of Compliance, Chief Legal Officer and Assistant Secretary	Chief Legal and Compliance Officer, Allianz Global Investors of America L.P., Allianz Global Investors U.S. Equities LLC, Allianz Hedge Fund Partners L.P., Allianz Private Client Services LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Allianz Global Investors U.S. Retail LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors CD Distributors LLC, PEA Capital Advisors LLC

Bob Rokose	Vice President and Assistant Controller

Jennifer L. Ryan	Senior Vice President

Newton B. Schott, Jr.	Managing Director, General Counsel and Secretary	Vice President, Allianz Global Investors Managed Accounts LLC, Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Managing Director, Executive Vice President, General Counsel and Secretary, Allianz Global Investors Distributors LLC

Brian S. Shlissel	Executive Vice President	Executive Vice President and Treasurer, OpCap Advisors LLC

Stewart A. Smith	Vice President and Assistant Secretary	Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors of America L.P., Allianz Global Investors U.S. Equities LLC, Allianz Hedge Fund Partners L.P., Allianz Private Client Services LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., Allianz Global Investors U.S. Retail LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors CD Distributors LLC and PEA Capital LLC, Assistant Secretary, Oppenheimer Capital LLC, OpCap Advisors and OCC Distributors LLC

James G. Ward	Executive Vice President and Director of Human Resources	Executive Vice President, Allianz Global Investors of America L.P., Director of Human Resources, Allianz Global Investors U.S. Equities LLC, Allianz Global Investors Distributors LLC

Nicholas-Applegate Capital Management LLC

600 West Broadway

San Diego, CA 92101

Name	Position with Advisor	Other Affiliates
Charles H. Field	General Counsel and Chief of Compliance

Peter J. Johnson	Senior Vice President and Director of Institutional Sales

C. William Maher	Managing Director and Chief Financial Officer	Chief Financial Officer and Treasurer, Nicholas-Applegate Securities; Treasurer, Nicholas-Applegate Institutional Funds

Eric S. Sagerman	Managing Director, Head of Global Marketing and Executive Committee

Horacio Valeiras, CFA	Chief Investment Officer

Marna Whittington	Managing Director, President and Executive Committee

PEA Capital LLC

1345 Avenue of the Americas, 50th Floor

New York, NY 10105

Name	Position with Advisor	Other Affiliates
Bruce Koepfgen	Chief Executive Officer	Chief Executive Officer, Oppenheimer Capital LLC

Taegan D. Goddard	Managing Director and Chief Operating Officer

John C. Maney	Chief Financial Officer	See Allianz Global Investors Fund Management LLC.

Francis C. Poli	Executive Vice President, Chief Legal Officer and Assistant Secretary	See Allianz Global Investors Fund Management LLC.

Anne-Marie Pitale	Vice President, Director of Compliance

Vinh T, Nguyen	Vice President and Controller	See Allianz Global Investors Fund Management LLC.

Stewart A. Smith	Vice President and Secretary	See Allianz Global Investors Fund Management LLC.

Dennis P. McKechnie	Managing Director

Jeffrey D. Parker	Managing Director

John E. Cashwell, Jr.	Senior Vice President

James P. Leavy	Senior Vice President

Item 31:	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of State Street Bank and Trust Company, 225 Franklin St., Boston, MA 02110.

Item 32:	Management Services

Not applicable.

Item 33:	Undertakings

1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Notice

A copy of the Agreement and Declaration of Trust of Nicholas-Applegate International & Premium Strategy Fund (the “Fund”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 25th day of April, 2005.

Nicholas-Applegate International & Premium Strategy Fund

By:	/s/ Brian S. Shlissel
Brian S. Shlissel,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Brian S. Shlissel Brian S. Shlissel	President, Chief Executive Officer	April 25, 2005

Robert E. Connor * Robert E. Connor	Trustee	April 25, 2005

John J. Dalessandro II * John J. Dalessandro II	Trustee	April 25, 2005

Hans W. Kertess * Hans W. Kertess	Trustee	April 25, 2005

/s/ Lawrence G. Altadonna Lawrence G. Altadonna	Treasurer, Principal Financial and Accounting Officer	April 25, 2005

*By:	/s/ Brian S. Shlissel
Brian S. Shlissel Attorney-In-Fact

Date: April 25, 2005

INDEX OF EXHIBITS

Exhibit	Exhibit Name

l.	Opinion of Ropes & Gray LLP